EXHIBIT 10.35

LEASE AGREEMENT

(MULTI TENANT FOR
INDUSTRIAL/WAREHOUSE)

BY AND BETWEEN

SBP LIMITED PARTNERSHIP ("Landlord")

and

AFFYMETRIX, INC. ("Tenant")

DATED AS OF THE 10th DAY OF August, 2008

LEASE AGREEMENT

(MULTI- TENANT FOR INDUSTRIAL WAREHOUSE)

ARTICLE

I           PREMISES

Section 1.1                     Leased Premises

Section 1.2                     The Building

Section 1.3                     Common Areas

Section 1.4                     Parking

Section 1.5                     Construction and Condition of Premises

II           TERM

Section 2.1                     Term of Lease

Section 2.2                     Delayed Occupancy

Section 2.3                     Early Occupancy

Section 2.4                     Quiet Enjoyment

Section 2.5                     Surrender of Possession.

Section 2.6                     Holding Over

III           RENT

Section 3.1                     Base Rent and Additional Rent

Section 3.2                     Additional Rent Based Upon Operating Expenses

Section 3.3                     Additional Rent Based Upon Late Charges (Graduated)

Section 3.4                     Additional Rent Based Upon Taxes and Assessments

Section 3.5                     Additional Rent Based Upon Insurance Costs

Section 3.6                     Additional Rent Based Upon Taxes on Rent

Section 3.7                     Security Deposit

Section 3.8                    Survival

IV           UTILITIES

Section 4.1                    Utilities

Section 4.2                    Interruption of Services

V           USE OF PREMISES/COMPLIANCE

Section 5.1                    Permitted Use

Section 5.2                    Covenants Regarding Use

Section 5.3                    Access to and Inspection of the Premises

Section 5.4                    Compliance with Laws

Section 5.5                    Compliance with Building Rules and Regulations

Section 5.6                    Environmental Matters

VI           MAINTENANCE, REPAIRS AND ALTERATIONS

Section 6.1                    Landlord's Obligations

Section 6.2                    Tenant's Obligations

Section 6.3                    Landlord's Right of Entry

Section 6.4                    Alterations, Additions or Improvements

Section 6.5                    Trade Fixtures

Section 6.6                    Liens

II           LIABILITY, INSURANCE AND INDEMNITY

Section 7.1                    Liability and Insurance

Section 7.2                    Waiver of Subrogation

Section 7.3                    Loss or Damage to Property

Section 7.4                    Indemnity

VIII           DESTRUCTION

Section 8.1                    Casualty Damage and Restoration

IX           DEFAULTS; REMEDIES

Section 9.1                    Defaults

Section 9.2                    Remedies

Section 9.3                    Repeated Default

Section 9.4                    Remedies Cumulative

Section 9.5                    Rent Demand/Accord and Satisfaction

Section 9.6                    Mitigation of Damages

X           ASSIGNMENT AND SUBLETTING

Section 10.1 Assignment and Subletting

XI           NOTICE AND PLACE OF PAYMENT

Section 11.1 Notices

Section 11.2 Place of Payment

XII           SUBORDINATION, ATTORNMENT AND ESTOPPEL

Section 12.1 Subordination

Section 12.2 Attornment

Section 12.3 Estoppel Certificate

XIII           SIGNAGE

Section 13.1 Signage

XIV FINANCING

Section 14.1 Landlord Financing

Section 14.2 Annual Financial Statements

XV RELOCATION

Section 15.1 Relocation

XVI WAIVERS

Section 16.1 No Waiver By Landlord Section 16.2 Waiver of Jury

XVII EMINENT DOMAIN/CONDEMNATION

Section 17.1 Eminent Domain/Condemnation

XVIII MISCELLANEOUS

Section 18.1 Entire Agreement/Exhibits

Section 18.2 Memorandum of Lease

Section 18.3 Successors and Assigns

Section 18.4 Severability of Invalid Provisions

Section 18.5 Choice of Law

Section 18.6 Duplicates

Section 18.7 Brokers/Leasing Fees

Section 18.8 Guarantee

Section 18.9 Authority of Tenant

Section 18.10 Certain Words, Gender and Headings

Section 18.11 Landlord Liability

Section 18.12 Attorneys' Fees

Section 18.13 Force Majeure

Section 18.14 Exhibiting the Premises

Section 18.15 Examination of Lease

Section 18.16 Net Lease

Section 18.17 Survival of Obligations

Section 18.18 No Presumption Against Drafter

EXHIBITS

A           LEASE/TENANT DATA

B           LAYOUT OF PREMISES

C           IMPROVEMENTS TO BE COMPLETED

D           RIDER

E           RULES AND REGULATIONS

ARTICLE I PREMISES

SECTION 1.1 LEASED PREMISES

For and in consideration of the rents and covenants herein contained, Landlord does hereby demise and lease to Tenant, and Tenant does hereby lease and hire from Landlord, upon the terms and conditions hereinafter set forth, a certain portion of the Building (as hereinafter defined), situated at the property commonly known and designated as 26309 Miles Road, Warrensville Heights, OH 44128 (the "Property"), which portion of the Building is more particularly described in Section 2 of Exhibit A attached hereto and the description attached as Exhibit B hereto (which portion of the Building is hereinafter referred to as the "Premises").

SECTION 1.2 THE BUILDING

The building(s) and any improvements affixed to the building on the Property shall hereinafter be referred to as the "Building" and the Premises shall be considered for purposes of this Lease to be a portion of the Building.

SECTION 1.3 THE COMMON AREAS

The term "Common Areas", as used in this Lease refers to the portions of the Building and the Property (or the areas designated as such on Exhibit "A" or Exhibit "B"), which are designated for use in common by all tenants of the Building and the Property and their respective agents, employees, guests, customers, licensees, invitees and others, and which includes, without limitation, sidewalks, driveways, parking areas and landscaped areas.

During the Term (as hereinafter defined), Tenant and Tenant's agents, employees guests, customers, licensees, invitees and others shall have the non-exclusive right, to the extent applicable, to use the Common Areas in common with others in the Building or at the Property, as the case may be, subject to applicable Rules and Regulations (as hereinafter defined).

Landlord shall have the right, in Landlord's sole and absolute discretion, to modify, add to, diminish or reconfigure the Common Areas; provided the foregoing does not impair ingress or egress to or from the Building or the Premises in a material respect.

SECTION 1.4 PARKING

Tenant and Tenant's Representatives (as hereinafter defined) shall have the non-exclusive right to use, in common with others, existing vehicle parking areas serving the Property. The same privilege has been or will be given to other tenants in the Building and to their respective employees, agents, customers and invitees, and neither Tenant hereunder or any other tenant is entitled to any particular assigned spaces in said parking areas. Landlord shall have no responsibility or liability for the parking areas including, without limitation, for the security or patrolling of such parking areas, or for the unauthorized use of such parking spaces by other persons, nor for any damage to or loss of any vehicle while parked on the Property.

SECTION 1.5 CONSTRUCTION AND CONDITION OF PREMISES

Landlord shall make no improvements to the Premises except as expressly set forth in Exhibit C, attached hereto. Tenant acknowledges that neither Landlord nor any broker, agent, employee, officer, director or representative of Landlord has made any representation, warranty or promise with respect to the Premises or the Building or the Property except as herein expressly set forth, and no right, privilege, easement or license is acquired by Tenant except as herein expressly set forth. Tenant, by taking possession of the Premises, hereby accepts the Premises as defined and described in Section 2 of Exhibit A and further accepts the Premises and the Building in their "as is, where is condition" and such taking of possession shall be conclusive evidence that the Premises and the Building: (i) are as described in Section 2 of Exhibit A; and (ii) are in good and satisfactory condition at the time of such taking of possession. Landlord shall deliver the Premises complete and ready for construction of Tenant's Improvements. Landlord shall construct, equip and furnish the Tenant Improvements set forth in Exhibit C ("Tenant Improvements"). All Tenant Improvements shall be and remain the property of Landlord. In the event Tenant employs someone other than Landlord to complete any construction work, Tenant shall first obtain Landlord's prior written consent to the contractor selected by Tenant, which response to Tenant's request for consent shall not unreasonably delayed, and Tenant shall pay to Landlord, Landlord's cost to review all construction plans and work performed by Tenant or its agents, contractor or subcontractors. Landlord shall not manage the construction undertaken by the Tenant. All such fees and costs shall be payable to Landlord as Additional Rent (as hereinafter defined), with the Base Rent (as hereinafter defined) payment.

ARTICLE II TERM

SECTION 2.1 TERM OF LEASE

Except as hereinafter provided, the "Term", "Commencement Date" and "Expiration Date" of this Lease shall be as set forth in Section 4 of Exhibit A.

SECTION 2.2 DELAYED OCCUPANCY

If Landlord is unable to deliver possession of the Premises on the Commencement Date by reason of the holding over of any tenant or occupant, or for any other reason beyond the reasonable control of Landlord, and further provided such delay is not the fault of Tenant, then the Rents reserved and any other charges payable hereunder by Tenant shall abate until the Premises is available for occupancy by Tenant. No such failure to deliver possession on the Commencement Date shall affect the validity of this Lease or Tenant's obligations hereunder, nor shall Landlord be liable to Tenant for any resulting damage or loss. Tenant hereby agrees to accept such abatement as liquidated damages, in full satisfaction of and to the exclusion of any other claim, right or remedy Tenant may have by reason of such delay.

SECTION 2.3 EARLY OCCUPANCY

If, at Tenant's request, Landlord shall make the Premises available to Tenant prior to the Commencement Date for the purpose of installing fixtures and equipment or moving inventory into the Premises, then all of the terms and conditions of this Lease, except for the obligation to pay Base Rent, shall be in full force and effect from and after the date that Tenant shall first occupy said Premises or any part thereof.

SECTION 2.4 QUIET ENJOYMENT

If and so long as Tenant pays all Rent (as hereinafter defined) required pursuant to this Lease and performs or observes all of the terms, conditions, covenants and obligations of this Lease required to be performed or observed by Tenant hereunder, Tenant shall, at all times during the Term hereof, have the peaceable quiet enjoyment and possession of the Premises without any interference from Landlord or any person or persons claiming the Premises by, through or under Landlord.

SECTION 2.5 SURRENDER OF POSSESSION

Upon the expiration of the Term or earlier termination of this Lease, Tenant shall surrender and deliver possession of the Premises to Landlord together with all additions, alterations, improvements and replacements thereto (whether made by Tenant or Landlord and without any compensation or credit to Tenant) in broom clean condition and in good condition and repair, excepting only ordinary wear and tear and loss by insured casualty. If any of Tenant's fixtures, equipment or other personal property kept in or about the Premises shall not have been removed therefrom prior to the surrender of the Premises hereunder, such fixtures, equipment and other personal property, at the option of Landlord, shall be deemed abandoned by Tenant and title thereto shall pass to Landlord without payment, notice or credit by Landlord to Tenant, and Landlord may store and/or dispose of same as it deems fit without any liability to Tenant or any other person.

SECTION 2.6 HOLDING OVER

If Tenant shall remain in possession of all or any part of the Premises after the expiration of the Term, Tenant shall be deemed a tenant of the Premises from month to month, at a monthly rental equal to twice the monthly rental then being paid by Tenant and subject to all the other terms and conditions of the within Lease which are not inconsistent with such month to month tenancy. Nothing herein contained shall be deemed a consent to or approval of, or to excuse, any holding over by Tenant without Landlord's prior written consent or without a new written agreement between the parties. Negotiations between the parties shall not be construed as an agreement by Landlord to renew this Lease or enter into a new lease agreement. In addition to the foregoing, Tenant's occupancy shall be extended under this Section 2.6 for the period, if any, during which environmental remediation pursuant to Section 5.6 hereof is taking place.

ARTICLE III RENT

SECTION 3.1 BASE RENT AND ADDITIONAL RENT

Tenant shall pay, as base rent for the Premises, the sum specified in Section 5(a) of Exhibit A (the "Base Rent"). Tenant shall pay, as additional rent, the sums designated as "Additional Rent" under this Lease and all other sums, charges and fees as provided for in this Lease or in any other agreement or writings between the parties (collectively, the "Additional Rent"). Tenant shall pay Base Rent and Additional Rent in equal consecutive monthly installments, unless Landlord bills the sums otherwise. Base Rent and Additional Rent are sometimes collectively referred to hereinafter as "Rent" or "Rents". Landlord shall not be required to accept any Rent paid if Tenant is in default hereunder. The monthly installments of Base Rent and Additional Rent are payable in advance, without demand, deduction, abatement, counterclaim, recoupment or offset of any kind or amount for any reason whatsoever, on or before the first day of each and every calendar month during the Term. Any Rent payable with respect to a period of time beginning prior to the Commencement Date or ending after the expiration of the Term shall be prorated.

SECTION 3.2 ADDITIONAL RENT BASED ON OPERATING EXPENSES

(a)           For purposes of this Lease, the term "Operating Expenses" shall include, without limitation, all costs and expenses incurred by Landlord in operating, maintaining, managing, equipping, repairing and replacing the Property and/or keeping the Property in compliance with all Laws (as hereinafter defined), and further including, without limitation, exterior building maintenance, snow removal, landscaping, water and any other utilities attributable to the Common Areas; insurance costs not otherwise provided for in the Lease; supplies, sundries, management fees, sales or use tax on supplies or services; costs of wages and salaries of all persons engaged in performing any of the foregoing (including so-called fringe benefits, social security taxes, unemployment insurance taxes, costs for providing coverage for disability benefits, costs of any pensions, hospitalization, welfare or retirement plans or any other similar or like expenses incurred under the provisions of any collective bargaining agreement, or any other reasonable cost which Landlord pays or incurs to provide benefits for employees directly engaged in performing any of the foregoing activities); and legal and accounting expenses. There shall not be included in Operating Expenses, depreciation, interest on amortization of any mortgage affecting the Property, leasehold improvements made for any tenant at the Property, brokerage commissions and financing costs. Operating Expenses shall include all capital improvements required, as a result of Tenant's use andoccupancy to keep the Property in compliance with Laws, but shall not include any other capital improvements. For purposes of this Lease, "capital improvements" shall be determined using Generally Accepted Accounting Principles ("GAAP"). The cap on any increase in expenses is set forth on Exhibit A, which is incorporated herein by reference.

(b)           For purposes of this Lease, the term "Tenant's Proportionate Share" shall mean that percentage specified in Section 2(c) of Exhibit "A".

(c)           Tenant shall pay Landlord, as Additional Rent, in the manner stated below, Tenant's Proportionate Share of the Operating Expenses, incurred during the Term.

(d)           Tenant shall pay to Landlord, on the first day of each month in advance, the sum equal to 1/12`s of the annual estimated Operating Expenses. After each calendar year, Landlord shall deliver a statement to Tenant setting forth that sum equal to Tenant's Proportionate Share of the actual Operating Expenses for the Property and that sum equal to the total monthly installments paid by Tenant pursuant to this Section for that calendar year. If the amount actually due from Tenant shall be more than the payments made by Tenant, Tenant shall pay Landlord, as Additional Rent, that sum equal to the difference, within thirty (30) days of Tenant's receipt of Landlord's statement. If the amount actually due from Tenant shall be less than the payments made by Tenant, Landlord shall have the right, in Landlord's sole and absolute discretion, to either refund the overpayment to Tenant or credit the overpayment against Tenant's next due monthly installments pursuant to this Section.

(e)           Within forty-five (45) days after receipt of the statement for the period for which these items are billed, Tenant or its authorized agent shall have the right, at Tenant's sole cost and expense, to inspect and audit Landlord's records with respect to Tenant's pro rata share of Operating Expenses, Real Estate Taxes and Insurance Costs, which audit shall be at the office of Landlord's Property Manager, upon ten (10) days prior written notice, during said Property Manager's normal business hours. There shall be one (1) statement per year. Except as aforesaid, Landlord shall not be obligated to provide Tenant with detailed summaries or receipts for any expenses incurred by the Property; but Landlord shall provide Tenant with a statement setting forth such expenses, categorized by class and amount. Upon written request, Landlord will provide Tenant with reasonable documentation in support of any particular expense. Unless Tenant asserts specific errors within sixty (60) days after receipt of each statement, said statement shall be deemed to be correct. If Tenant identifies errors during the inspection and audit process, Tenant shall advise Landlord of the same within the sixty (60) day period, and Landlord shall negotiate in good faith with the Tenant to resolve any such errors.

SECTION 3.3 ADDITIONAL RENT BASED UPON LATE CHARGES (GRADUATED)

All Rent and other charges payable under this Lease, which are not paid when due, shall be subject to a five percent (5%) late payment fee per month, commencing the second day of the month and continuing through the fifth day, ten percent (10%) commencing on the sixth day of the month and continuing through the tenth day and fifteen percent (15%) commencing on the eleventh day of the month and thereinafter, until paid in full, computed upon the amount which is in default (all of which shall be deemed to be Additional Rent); not, however, to the exclusion of any other remedy for breach or default available to Landlord under this Lease, at law, in equity or otherwise. In the event Landlord is required to process a check from Tenant which has been returned by the bank due to any act or omission of Tenant, Landlord shall be entitled to immediate payment of a handling charge of One Hundred and no/ 100 Dollars ($100.00), in addition to any such late payment charges and arrearages. Tenant acknowledges and agrees that the late charges are provided to ensure Tenant's prompt payment of all Rent when due so as to enable the timely payment by Landlord of the expenses of the Premises, to avoid the possibility of forfeiture, interest charges or penalties, lender charges or penalties, additional management expenses and avoid the impairment of Landlord's creditworthiness. Tenant further acknowledges and agrees that such late charges are not a penalty.

SECTION 3.4 ADDITIONAL RENT BASED UPON TAXES AND ASSESSMENTS

Tenant shall pay to Landlord, as Additional Rent, during each calendar year of the Term, Tenant's Proportionate Share of the cost of any and all real estate taxes, charges and assessments (general and special), levied or assessed against the Property (the "Real Estate Taxes"). Tenant shall pay such Proportionate Share of the Real Estate Taxes to Landlord monthly, in advance, without interest accruing thereon, in an amount representing one twelfth (1/12`s) of Tenant's Proportionate Share of the annual Real Estate Taxes as estimated from time to time by Landlord. Annually, Landlord shall deliver a statement to Tenant setting forth that sum equal to Tenant's Proportionate Share of the actual amount of Real Estate Taxes paid by Landlord. If the amount actually due from Tenant for Real Estate Taxes shall be more than the payments made by Tenant for Real Estate Taxes, Tenant shall pay Landlord, as Additional Rent, that sum equal to the difference, within five (5) days of Tenant's receipt of Landlord's statement. Conversely, if the amount actually due from Tenant for Real Estate Taxes shall be less than the payments made by Tenant for Real Estate Taxes, Landlord shall refund the overpayment to Tenant unless Tenant's account is in arrears, in which case Landlord shall apply the overpayment to the arrearage.. Landlord shall equitably apportion Real Estate Taxes applicable to periods prior or subsequent to the first and final year of the Term. If Landlord successfully appeals a Real Estate Tax assessment, Tenant shall pay to Landlord its proportionate share of the legal costs incurred.

SECTION 3.5 ADDITIONAL RENT BASED UPON INSURANCE COSTS

Tenant shall pay to Landlord, as Additional Rent, during each calendar year of the Term, Tenant's Proportionate Share of the cost of any and all insurance maintained by Landlord with respect to the Premises (including, without limitation, commercial general liability insurance and commercial property insurance) all in amounts and with coverages and deductibles as determined in Landlord's reasonable discretion (the "Insurance Costs"). Tenant shall pay
Tenant's Proportionate Share of such Insurance Costs to Landlord monthly, in advance, without interest accruing thereon, in an amount representing one twelfth (1/ 12`s) of Tenant's Proportionate Share of the annual Insurance Costs as estimated from time to time by Landlord. Annually, Landlord shall deliver a statement to Tenant setting forth that sum equal to Tenant's Proportionate Share of Insurance Costs actually paid by Landlord. If the amount actually due from Tenant for Insurance Costs shall be more than the payments made by Tenant for Insurance Costs, Tenant shall pay Landlord, as Additional Rent, that sum equal to the difference, within five (5) days of tenant's receipt of Landlord's statement. Conversely, if the amount actually due from Tenant for Insurance Costs shall be less than the payments made by Tenant for Insurance Costs, Landlord shall have the right, in Landlord's sole and absolute discretion, to either refund the overpayment to Tenant or credit said overpayment against Tenant's next due monthly installments pursuant to this Section. Insurance Costs applicable to periods prior or subsequent to the first and final year of the Term shall be equitably apportioned by Landlord.

SECTION 3.6 ADDITIONAL RENT BASED UPON TAXES ON RENT

If at any time during the Term, a tax or charge shall be imposed by any governmental authority having jurisdiction over the Premises or the Property, which tax or charge shall be based on any Rent due or paid by Tenant to Landlord, then Tenant shall pay Landlord, as Additional Rent, such tax or charge. The foregoing shall not require payment by Tenant of any income taxes assessed against Landlord or any capital levy, franchise, estate, succession, inheritance or transfer tax due from Landlord.

SECTION 3.7 SECURITY DEPOSIT

Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum set forth in Section 6 of Exhibit A, which sum shall be held by Landlord as a "Security Deposit" for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered an advance payment of Rent or a measure of Landlord's damage in case of default by Tenant. If Tenant fully and faithfully performs its obligations under this Lease, and delivers possession of the Premises to Landlord, in accordance with this Lease, the Security Deposit, or balance thereof then held by Landlord, shall be returned to Tenant at the expiration of the Term and after Tenant has delivered and surrendered to Landlord possession of the entire Premises and further provided that no default by Tenant under the Lease shall have occurred and be continuing without cure at such time. Landlord may, but shall not be obligated to, use or apply all or any part of the Security Deposit, as necessary, to cure any default of Tenant under this Lease. In the event all or any portion of the Security Deposit is applied by Landlord to cure any default or pay for any cost, expense, damage or loss pursuant to this Lease, Tenant shall, within five (5) days of Landlord's demand, deposit with Landlord such sums as may be necessary to restore the Security Deposit to its original amount. The failure of Tenant to restore the Security Deposit to its full amount shall entitle Landlord to all of the same rights and remedies Landlord has for non-payment of Rent by Tenant. Landlord shall be free to commingle the Security Deposit with Landlord's own funds. In the event of a transfer by Landlord of Landlord's interest in the Premises, Landlord may deliver the Security Deposit to the transferee of Landlord and Landlord shall thereupon be discharged from any further liability to Tenant with respect to such Security Deposit, provided such transferee assumes Landlord's obligations with respect to such Security Deposit. In the event of an assignment of this Lease by Tenant, the Security Deposit shall be deemed to be held by Landlord as a deposit made by the assignee, and Landlord shall have no further responsibility for the return of such Security Deposit to the assignor. Tenant shall not assign or otherwise encumber or pledge the Security Deposit.

SECTION 3.8 SURVIVAL

The provisions of this Article III shall survive the expiration or earlier termination of this Lease.

ARTICLE IV UTILITIES

SECTION 4.1 UTILITIES

Tenant shall promptly pay for all of the costs for all utilities and any taxes thereon (whether separately metered or submetered) furnished to the Premises from the Commencement Date and continuing throughout the Term and any extension or holdover thereof, including, without limitation, electric, gas, water and sewer charges. In the event a submeter fails for any period, Tenant shall pay the cost of the utility services proposed by Landlord, which shall be an estimate based on Tenant's usage prior to the time of such failure. In addition to Landlord's other rights pursuant to this Lease or at law, in equity or otherwise, Landlord shall have the right to discontinue any utility service furnished to Tenant by Landlord, on 10 days prior written notice to Tenant, whenever and during such period of time that any utility charges remain unpaid beyond any applicable cure period.

SECTION 4.2 INTERRUPTION OF SERVICES

Tenant understands and acknowledges that any one or more utilities or other Building or Property services may be interrupted by reason of accident, failure of equipment, emergency or other causes, or may be interrupted, discontinued or diminished temporarily by Landlord or other persons until certain repairs, alterations or improvements can be made; that Landlord does not represent or warrant the uninterrupted availability of such utilities or Building or Property services and that any such interruption shall not be deemed an eviction or a disturbance of Tenant's right to possession, occupancy and use of the Premises or any part thereof, or render Landlord liable to Tenant for damages by abatement of Rent or otherwise, or relieve Tenant from its obligation to perform under this Lease, or constitute a termination of this Lease or an eviction of Tenant, constructive or otherwise.

ARTICLE V USE OF PREMISES/COMPLIANCE WITH LAWS

SECTION 5.1 PERMITTED USE

Tenant represents, warrants and covenants that the Premises shall be used solely for the purposes specified in Section 3 of Exhibit A in the normal course of business in Tenant's trade or industry and in accordance with the terms, conditions, covenants and obligations set forth in this Lease and the reasonable recommendations of Landlord's insurance underwriters, and for no other purpose or use whatsoever, without the prior written consent of Landlord, which consent may be withheld, in Landlord's sole and absolute discretion. Tenant shall not use or occupy, or permit the use or occupancy of the Premises, in any manner that may constitute a nuisance; or violate the terms, conditions, covenants and obligations of this Lease or any one or more applicable Laws or any certificate of occupancy applicable to the Premises; or for any purpose or in any manner liable to cause damage to the Premises.

SECTION 5.2 COVENANTS REGARDING USE

In connection with its use of the Premises, Tenant agrees to the following:

(a)            Tenant shall not use the Premises, the Building or the Property or allow the Premises, the Building or the Property to be used in any manner deemed hazardous because of fire risk or otherwise. No Hazardous Material (as hereinafter defined), or equipment which does not bear the Underwriter's Laboratory approval, shall be brought or kept on the Premises, the Building or the Property, or adjacent areas, or stored or used therein, without the prior written consent of Landlord which consent may be withheld in Landlord's sole and absolute discretion. If any of Tenant's operations produce gases, vapors, odors, smoke, residuary material or noise disturbing to Landlord or the neighbors to the Premises, the Building or the Property or creates a private or public nuisance, Tenant will, on Landlord's written request, immediately cease such operation or immediately install ventilating or other apparatus necessary to eliminate such disturbances or nuisance, at Tenant's sole cost and expense. If Tenant installs equipment which unbalances or overloads electrical equipment or wiring in or about the Premises, the Building or the Property it shall immediately correct such unbalanced or overloaded condition and replace any equipment or wiring thereby damaged, at its sole cost and expense. Further, Tenant shall not deposit oil, grease, solvents or other substances in sewers or drains serving the Premises, the Building or the Property. In the event of a spill, discharge or release of the foregoing, Tenant shall have such sewers and drains cleaned at its sole cost and expense.

(b)            Tenant shall not use the Premises, the Building or the Property or allow the Premises, the Building or the Property to be used, for any purpose or in any manner which would void any policy of insurance now or hereinafter carried on the Premises, the Building or the Property; render the Premises, the Building or the Property uninsurable; or increase the rate of premiums payable on any such insurance policy. Tenant, at its sole cost and expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of "all risks" insurance, including, without limitation, fire and other casualty and general public liability insurance covering the Premises, the Building and the Property. Should Tenant fail to comply with this covenant, Landlord may, at its option, require Tenant to stop engaging in such activity or to reimburse Landlord, as Additional Rent, for any increase in premiums charged during the Term on the insurance carried by Landlord on the Premises, the Building or the Property and attributable to the use being made of the Premises, the Building or the Property by Tenant. If Tenant stores pallets or other materials outside the Premises in a manner that fails to comply with local governmental regulations and, as a result thereof, Landlord incurs a casualty loss, Tenant agrees to pay the amount of Landlord's deductible.

(c)            Tenant acknowledges that nothing set forth in this Section 5.2 shall be deemed to give Tenant any right to use the Premises, the Building or the Property, other than as expressly set forth in this Lease.

SECTION 5.3 ACCESS TO AND INSPECTION OF THE PREMISES

Landlord reserves the right (but not the obligation), for itself, its agents, employees, contractors and subcontractors, to enter the Premises or any part thereof, at any time in the event of an emergency, and otherwise at reasonable times after reasonable notice, to take any and all measures, including, without limitation, inspections, repairs, alterations, additions and improvements to the Premises, as may be necessary or desirable for the safety, protection or preservation of the Premises or Landlord's interests, or as may be necessary in order to comply with all Laws, or for the purpose of exhibiting same to prospective tenants, purchasers, lenders, or existing mortgagees. In the event of any spill, release, discharge, or placement of Hazardous Material in, on about or beneath the Premises or migrating or threatening to migrate to or from the Premises, Landlord shall have the right (but not the obligation), and without limiting Landlord's other rights and remedies under this Lease, at law, in equity or otherwise, to take immediate responsive action, including, without limitation, entering the Premises for testing purposes and implementing such remediation as it deems necessary or advisable, without interference from Tenant. All reasonable costs and expenses incurred by Landlord in the exercise of any such rights shall be payable by Tenant within five (5) days of Landlord's demand, as Additional Rent. Nothing in this Section creates any obligation on Landlord to make any repairs, replacements, alterations, additions and improvements to the Premises nor does it excuse or relieve any obligation on Tenant hereunder.

SECTION 5.4 COMPLIANCE WITH LAWS

Tenant shall, at its sole cost and expense, comply with all laws, ordinances, policies, rules, regulations, statutes, binding determinations, directives, requirements, decrees, injunctions, orders, writs, licenses and permits, of all federal, state, regional, county, local, municipal and all other agencies, authorities or bodies, now in effect or as hereinafter may be enacted or amended, applicable to the Premises, the Building, the Property, Tenant or Tenant's use, occupancy or operations at the Premises (the "Laws"); provided, however, Tenant shall have no obligation to make any alteration or improvement to the Premises which would constitute a capital improvement, to the extent that said capital improvements are necessitated by something other than Tenant's actions or conduct or Tenant's use, occupancy and/or operations at the Premises. Notwithstanding the foregoing, if the cost of any capital improvement(s) exceeds, or shall be reasonably expected to exceed, Twenty-Five Thousand and no/100 Dollars ($25,000), Landlord shall have the right to terminate this Lease upon sixty (60) days notice to Tenant. Tenant shall, at its sole cost and expense, secure all necessary governmental certificates and permits for its use and occupancy of the Premises as are required from time to time (including, without limitation, a certificate of occupancy); provide copies of the same to Landlord upon request or whenever a new certificate or permit is required to be obtained; and make such repairs, replacements, alterations, additions and improvements to the Premises as may be required to obtain such certificates or permits.

SECTION 5.5 COMPLIANCE WITH BUILDING RULES AND REGULATIONS

"Rules and Regulations" governing the use and occupancy of the Building and the Property have been adopted by Landlord for the mutual benefit of all tenants in the Building and at the Property. Tenant shall comply with and conform to the Rules and Regulations currently in effect, which are set forth in Exhibit E attached hereto. Landlord shall have the right to amend such Rules and Regulations or to adopt new Rules and Regulations, from time to time, in any manner that it deems necessary or desirable in order to insure the safety, care, proper maintenance and cleanliness of the Premises and the preservation of order therein.

SECTION 5.6 ENVIRONMENTAL MATTERS.

Landlord represents that, to the best of its knowledge, without further inquiry or investigation, there currently are no hazardous materials stored on the Premises and that is has received no notice from any governmental agency that the Premises is in violation or any Environmental Laws.

5.6.1 Definitions.

5.6.1.1 Hazardous Material. "Hazardous Material" shall mean: (1) any substance, chemical, material, organism or waste (whether solid, liquid, gaseous or otherwise) that is corrosive, dangerous, explosive, f l ammable, hazardous, pathogenic, radioactive, reactive or toxic, or that is listed, defined or regulated as such under any one or more of the Environmental Laws (as hereinafter defined); (2) petroleum, petroleum derivatives, petroleum products, crude oil, distillates or fractions; (3) polychlorinated biphenyls (PCB's), asbestos, asbestos containing materials, urea formaldehyde, lead, radioactive materials, radon, "fill" or any material containing the previously mentioned substances; (4) any substance, chemical, material, organism or waste (whether solid, liquid, gaseous or otherwise) defined as a "contaminant", "pollutant", "hazardous materials", "hazardous substance", "hazardous waste", "toxic substance", "solid waste" or "medical waste" under any one or more of the Environmental Laws; and (5) any mixture of the above.

5.6.1.2 Environmental Laws. "Environmental Laws" shall mean any and all laws, ordinances, policies, rules, regulations, statutes, binding determinations, directives, requirements, decrees, injunctions, orders, writs, licenses and permits, of federal, state, regional, county, local, municipal and all other agencies, authorities or bodies which regulate or pertain to the environment or environmental matters or the protection or preservation of human health or safety, now in effect or as hereinafter may be enacted or amended, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.§9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq.; the Clean Air Act, 42 U.S.C. §7401 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Safe Drinking Water Act, 42 U.S.C.§300f and §300j et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. § 136 et seq.; the Toxic Substances Control Act, 15 U.S.C. §2601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. §5101 et seq.; the Emergency Planning and Community Right to Know Act of 1986, 42 U.S.C. § 11001, et seq.; and the Occupational Safety and Health Act, 29 U.S.C. §651 et seq., all as may be amended from time to time, and all regulations, rules and guidelines now or hereinafter promulgated thereunder.

5.6.1.3 Environmental Damages. "Environmental Damages" shall mean all claims, suits, administrative hearings, judgments, damages, losses, penalties, fines, liabilities (including, without limitation, strict liability), encumbrances, liens, costs and expenses of investigation and defense of any suit or claim, costs to satisfy any settlement or judgment, and costs of environmental investigation, remediation, removal, response or monitoring, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including, without limitation, reasonable attorneys, consultants and witness fees and disbursements, any or all of which are incurred at any time as a result of the existence of Hazardous Material in, on, about, or beneath the Premises or migrating or threatening to migrate to or from the Premises, or the existence of a violation of any one or more of the Environmental Laws pertaining to the Premises, including without limitation, diminution of the value of the Property and damages for the loss of business and restriction on the use of or adverse impact on the marketing of rent-able or usable space at the Property or any amenity to the Property.

5.6.2

a) Tenant's Obligation to Indemnify Concerning Environmental Matters. Tenant and its respective successors and assigns shall indemnify, defend and hold Landlord and Landlord's shareholders, partners, members, owners, affiliates, officers, director, employees, agents and representatives (collectively "Landlord's Environmental Indemnitees") and the successors and assigns of Landlord and Landlord's Environmental Indemnitees harmless from and against any and all claims, demands, causes of action, actions, administrative proceedings (formal or informal), losses, costs, damages, expenses (including, without limitation, sums paid in settlement and reasonable fees for attorneys, consultants, experts and accountants [including, without limitation, any fees and expenses incurred in enforcing this indemnity]), injuries, judgments, liabilities, obligations, penalties, fines or claims of any other kind or nature (including, without limitation, all governmental claims and all third party claims), foreseen or unforeseen (including, without limitation, injury to or death of any person or damage to person or property in or about the Premises, the Building, the Property and/or their environs) which may be imposed upon, incurred by or asserted against Landlord or any one or more of Landlord's Environmental Indemnitees for Environmental Damages, to the extent the foregoing was directly or indirectly caused by, arose or resulted from, or was connected with: (a) any act or omission of Tenant or any Tenant Representative; (b) Tenant's use and occupancy of the Premises, the Building, the Property and/or their environs; (c) the conduct of Tenant's business; or (d) any default by Tenant in the performance of Tenant's obligations under this Section 5.6.

b) Landlord's Obligation to Indemnify Concerning Environmental Matters. Landlord and its respective successors and assigns shall indemnify, defend and hold Tenant and Tenant's shareholders, partners, members, owners, affiliates, officers, directors, employees, agents and representatives (collectively "Tenant's Environmental Indemnitees") and the successors and assigns of Tenant and Tenant's Environmental Indemnitees harmless from and against any and all claims, demands, causes of action, actions, administrative proceedings (formal or informal), losses, costs, damages, expenses (including, without limitation, sums paid in settlement and reasonable fees for attorneys, consultants, experts and accountants [including, without limitation, any fees and expenses incurred in enforcing this indemnity]), injuries, judgments, liabilities, obligations, penalties, fines or claims of any other kind or  nature (including, without limitation, all governmental claims and all third party claims), foreseen or unforeseen (including, without limitation, injury to or death of any person or damage to person or property in or about the Premises, the Building, the Property and/or their environs) which may be imposed upon, incurred by or asserted against Tenant or any one or more of Tenant's Environmental Indemnitees for Environmental Damages, to the extent the foregoing was directly or indirectly caused by, arose or resulted from, or was connected with: (a) any act or omission of Landlord or any Landlord Representative; (b) Landlord's use of the Property and/or their environs; or (c) any default by Landlord in the performance of Landlord's obligations under this Section 5.6.

5.6.3            Tenant's Obligation to Investigate and Remediate. Notwithstanding the obligation of Tenant to indemnify Landlord pursuant to this Lease, and in addition to Tenant being in default under this Lease, with Landlord having all rights and remedies available to it under this Lease and at law, in equity or otherwise as a result of such default, Tenant shall, immediately, upon Landlord's demand, and at Tenant's sole cost and expense, take all actions to investigate and remediate the Premises, the Building, the Property and/or their environs, which investigation and remediation is necessitated by the: (1) use, spill, discharge, release or placement of Hazardous Material in, on, about, or beneath the Premises, the Building, the Property and/or their environs impacted by such Hazardous Materials or migrating or threatening to migrate to or from the Premises, the Building, the Property and/or its environs impacted by such Hazardous Materials or (2) a violation of any one or more of the Environmental Laws, either of which is caused by the actions or omissions of Tenant, or any one or more of Tenant's Representatives. Such actions shall include, without limitation, the investigation of the environmental condition of the Premises, the Building, the Property and/or the environs impacted by such Hazardous Materials, the preparation of any feasibility studies, reports, or remedial plans, and the performance of any cleanup, remediation, containment, operation, maintenance, monitoring, or restoration work, whether on or off the Premises. Tenant shall take all actions, continuously and diligently, necessary to restore the Premises, the Building, the Property and/or the environs impacted by such Hazardous Materials to the condition existing prior to the use, spill, discharge, release or placement of Hazardous Material in, on, about, or beneath the Premises, the Building, the Property and/or the environs impacted by such Hazardous Materials, notwithstanding any lesser standard of remediation permissible under Environmental Laws. All such work shall be performed by one or more contractors, selected by Tenant and approved in advance and in writing by Landlord. Any such actions shall be performed in compliance with all Laws and all Environmental Laws and in a good, safe, and workmanlike manner and shall minimize any impact on the business conducted at the Premises, the Building, the Property and/or the environs impacted by such Hazardous Materials. Tenant shall promptly provide to Landlord copies of all environmental documents, including without limitation, testing results, plans and reports that are generated in connection with the above activities, and copies of any correspondence with and submissions to any governmental entity related to such activities.

5.6.4            Landlord's Right to Remediate. In addition to Landlord's rights under Section 5.3, should Tenant fail to promptly and diligently perform any of its obligations described in Paragraph 5.6.3 hereof, then Landlord shall have the right (but not the obligation) without limiting Landlord's rights and remedies under this Lease, or at law, in equity or otherwise, to enter the Premises personally or through its agents, consultants, contractors and subcontractors and perform the same at Tenant's sole cost and expense, and all sums incurred by Landlord shall be paid by Tenant, as Additional Rent, within five (5) days of Landlord's demand.

5.6.5  Notification. If Tenant shall become aware of or receive notice or other communication concerning any actual, alleged, suspected, or threatened: (1) violation of any one or more Environmental Laws; (2) liability of Tenant for Environmental Damages; (3) activity of any other person that may result in Environmental Damages; or (4) violation of any term, condition, covenant, obligation, representation or warranty set forth in this Section, then Tenant shall deliver to Landlord, within three (3) days of becoming aware of such instance or receiving such notice or communication by Tenant, a written description of said condition, violation, liability, activity or correct information, together with copies of any such notice or communication. Receipt of such notice shall not be deemed to create any obligation on the part of Landlord to defend or otherwise respond to any such notice or communication.

5.6.6            Negative Covenants.

5.6.6.1 No Hazardous Material on Premises. Except in strict compliance with all Environmental Laws, Tenant shall not cause or permit any Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined, or used in, on, about, or beneath the Premises by Tenant or a "Tenant Representative". For purposes of this Lease, the term "Tenant Representative" shall mean any one or more of its agents, employees, officers, directors, shareholders, partners, members, owners, affiliates, contractors, subcontractors, customers, guests, licensees, invitees, assignees, successors or any other third person, other than Landlord or another tenant of the Building (sometimes individually and collectively referred to in this Lease as the "Tenant's Representatives").

5.6.6.2 No Violations of Environmental Laws. Tenant shall not cause or permit the existence or the commission by Tenant, or any one or more of Tenant's Representatives, of a violation of any one or more of the Environmental Laws in, on, about or beneath the Premises, the Building, the Property and/or the environs impacted by such violation or any portion thereof.

5.6.6.3 No Environmental or Other Liens. Notwithstanding any other term or condition contained in this Lease, Tenant shall not create or suffer or permit to exist with respect to the Premises, the Building, the Property and/or the environs impacted by such lien, any lien, security interest, or other charge or encumbrance of any kind, to the extent that such lien arises out of the actions or omissions of Tenant or any one or more of Tenant's Representatives.

5.6.7            Landlord's Right to Inspect and to Audit Tenants Records. Landlord shall have the right, in its sole and absolute discretion, but not the obligation, to enter upon and conduct an inspection or compliance audit of the Premises and to inspect and audit Tenant's records concerning Hazardous Materials, at any reasonable time, except in the event of an emergency, to determine whether Tenant is complying with the terms of the Lease, including, without limitation, the compliance of the Premises and the activities thereon with Environmental Laws and the existence of, or potential existence of, Environmental Damages. If Landlord believes Tenant is in default with respect to any of the terms and conditions of this Lease related to Hazardous Materials, Environmental Laws or Environmental Damages, Landlord shall have the right, but not the obligation, to retain at the sole cost and expense of Tenant which shall be paid by Tenant to Landlord as Additional Rent, within five (5) days of Landlord's demand, independent professional consultants to enter the Premises to conduct such an inspection and audit and to inspect and audit any records or reports prepared by or for Tenant concerning such compliance. Tenant hereby grants to Landlord, its agents, employees, consultants, contractors and subcontractors, the right to enter the Premises and to perform such tests on the Premises as are necessary, in the opinion of Landlord, to assist in such inspections and audits. Landlord shall use reasonable efforts to minimize interference with the business of Tenant by such tests, inspections, and audits, but Landlord shall not be liable for any interference caused thereby.

5.6.8            Landlord's Obligation. Landlord shall be responsible for Environmental Damages to the extent arising from activities of Landlord, activities of other tenants or activities which occurred prior to the Commencement Date (and were not caused or exacerbated by Tenant or any one or more of Tenant's Representatives) which: (1) result in the presence of Hazardous Material in, on, about, or beneath the Premises or migrating to or from the Premises in violation of Environmental Laws, or (2) result in the violation of any one or more Environmental Laws pertaining to the Premises.

5.6.9            No Storage Tanks Without Written Approval. Tenant shall not install any aboveground storage tanks, underground storage tanks or waste water treatment facilities or other similar facilities in, on, about or beneath the Premises without prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion.                                                           -

5.6.10            Interpretation. The obligations imposed upon Tenant under this Section 5.6 are in addition to and are not intended to limit, but to expand upon, the obligations imposed upon Tenant under Section 5.4 and Section 5.5.

5.6.11            Survival of Environmental Obligations. The obligations of Tenant as set forth in Section 5.6 and all of its subparagraphs shall survive termination of this Lease and the expiration of the Term. Tenant's failure to abide by the terms and conditions of this Section shall be restrainable or enforceable, as the case may be, by injunction.

ARTICLE VI MAINTENANCE, REPAIRS AND ALTERATIONS

SECTION 6.1 LANDLORD'S OBLIGATIONS.

(a)           Except as otherwise expressly provided in this Lease, Landlord shall maintain and make all necessary repairs and replacements to the exterior structure of the Building (including, the exterior walls and foundations, the roof, gutters and downspouts), to the interior structural supports of the Building, and to the parking lot, so as to keep same in good order, condition and repair.

(b)           Except as otherwise expressly provided in this Lease, Landlord shall maintain and make all necessary repairs and replacements to the Common Areas, including, without limitation, snow and ice removal of the parking lot and lawn mowing and weed control.

(c)           Any and all loss, injury, breakage or damage to the Premises or the Building or the Property caused, directly or indirectly, by Tenant or any one or more of Tenant's Representatives including, without limitation, individuals and persons making deliveries to or from the Premises, except to the extent that the foregoing is inconsistent with the provisions of the "Waiver of Subrogation" set forth in Section 7.2 of this Lease, shall be repaired or replaced by Landlord at the sole cost and expense of Tenant. Tenant shall pay Landlord, as Additional Rent, all costs and expenses incurred by Landlord pursuant to this Section, within five (5) days of Landlord's demand. This provision shall not be in limitation of any other rights and remedies which Landlord has or may have in such circumstances.

SECTION 6.2 TENANT'S OBLIGATIONS.

(a)           Except as otherwise expressly provided in this Lease, Tenant at Tenant's sole cost and expense, shall keep the Premises in good order, condition and repair and in a clean, safe and sanitary condition free of waste and shall maintain and make all necessary repairs and replacements to the interior of the Premises (including, without limitation, all doors (including, without limitation, overhead and sliding), windows, window frames and glass, lights, lighting fixtures, bulbs and/or tubes and ballasts; all fixtures, equipment and improvements therein, including, without limitation, all plumbing, HVAC equipment and ducts attached thereto (including, without limitation, any such equipment which may be mounted outside the Building and which serves the Premises); mechanical equipment (including, without limitation, dock bumpers, lifts and seals); electrical, gas, water, sprinkler and sewer pipes, lines and connections; fire extinguishers; interior wall, ceiling and floor surfaces and coverings; and all signs of Tenant erected on the Premises. All repairs and replacements shall be in quality equal to or better than the original equipment, materials or work. Tenant shall at all times maintain sufficient heat in the Premises to prevent freezing of sprinkler and water lines. If Tenant installs or moves partitions or walls within the Premises, Tenant shall make, at its sole cost and expense, but subject to Landlord's prior written approval, all additions to or changes in location of heating, plumbing, sprinkler or electrical lines and equipment made necessary by those installations. Tenant shall, at Tenant's sole cost and expense, be responsible for the maintenance, repair and replacement of, and snow and ice removal with respect to any driveways, sidewalks, stairways, ramps and dock areas contiguous to the Premises and over which Tenant has exclusive use and control. Tenant shall, at Tenant's sole cost and expense, have the HVAC system inspected by a licensed and qualified HVAC contractor on a semi-annual basis and shall provide a copy of such contractor's semi-annual report to Landlord and Tenant shall, at Tenant's sole cost and expense, make any repairs or replacements to the HVAC system recommended by the HVAC contractor.

(b)           If Tenant installs a "sprinkler system" or the removal of the demising walls or Tenant's use requires the installation of a sprinkler system in the Premises, and if any governmental authority or Landlord's fire insurance carrier require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied to the sprinkler system by reason of Tenant's use, occupancy, business or operations or the location of partitions, trade fixtures, or other contents of the Premises or for any other reason, or if any such changes, modifications, alterations or additional equipment become necessary to prevent the imposition of a penalty or charge against the full credit for a sprinkler system in Landlord's fire insurance premium or rate, Tenant shall, at Tenant's sole cost and expense, promptly make and supply such changes, modifications, alterations and additional sprinkler heads or other equipment.

SECTION 6.3 LANDLORD'S RIGHT OF ENTRY

In addition to Landlord's other rights of entry set forth in this Lease, if Tenant fails to perform Tenant's obligations under this Lease, Landlord may (but shall not be required to) enter upon the Premises, after three (3) days prior written notice to Tenant (except for cases of emergency or imminent threat of damage or injury to person or property where such notice will not be required) and put the Premises in good order, condition and repair, which shall include without limitation, the right to cause the Premises to comply with all requirements set forth in any Laws. All costs and expenses incurred by Landlord, plus the sum of ten percent (10%) of said costs and expenses representing overhead and supervision by Landlord, shall be payable by Tenant as Additional Rent within five (5) days of Landlord's demand; provided, however, if Tenant commences to perform such obligations within such three (3) day period and diligently pursues such performance to completion within a reasonable time and to Landlord's reasonable satisfaction, Landlord shall not have the right to perform such obligations.

SECTION 6.4 ALTERATIONS, ADDITIONS OR IMPROVEMENTS

Tenant hereby agrees not to make any alterations, additions or improvements, nor attach or affix any equipment or fixtures to the Premises or the Building without, in each instance, having obtained the prior written consent of Landlord to Tenant's plans and specifications (which response to Tenant's request for consent shall not be unreasonably delayed) and also having obtained, prior to the commencement of any work, any building permit(s) and approvals which may be required by any Governmental Authority. Tenant shall make said alterations, additions or improvements in accordance with all applicable Laws and insurance regulations, in a good and workmanlike manner and in quality equal to or better than the original construction of the Premises and shall comply with such requirements as Landlord considers reasonably necessary or desirable, including, without limitation, requirements as to the manner in which and the times at which such work shall be done and the contractor or subcontractors to be selected to perform such work. No material modifications, additions or deletions to any previously approved plans and specifications shall be made without Landlord's prior written consent, which response to Tenant's request for consent shall not be unreasonably delayed. Tenant further agrees to promptly deliver to Landlord "as built" plans and specifications subsequent to the completion of any such alterations, additions or improvements. Nothing in this Section obligates Landlord to consent to any alteration, addition or improvement requested by Tenant. Tenant shall promptly pay all costs and expenses attributable to any alterations, additions and improvements. All alterations, additions, decorations, fixtures and equipment (except Tenant's trade fixtures) and improvements in or upon the Premises, shall, unless Landlord elects to require their removal, become the property of Landlord and shall remain upon the Premises at the expiration or earlier termination of this Lease, without compensation, allowance or credit to Tenant. However, if Landlord requests their removal, Tenant shall, at its sole cost and expense, promptly do so and restore the Premises to its original condition. If, upon Landlord's demand, Tenant does not so remove all such items from the Premises, then Landlord may remove or otherwise dispose of same at Tenant's sole cost and expense, including, without limitation, the cost of restoring the Premises to its original condition.

SECTION 6.5 TRADE FIXTURES

All trade fixtures and equipment, signs, movable partitions, shelving and like property installed on the Premises by Tenant and all inventory and other personal property of Tenant, shall be removed by Tenant on the expiration or earlier termination of this Lease and Tenant shall repair, at its sole cost and expense, any and all damage to the Premises resulting from such removal. If Tenant fails to remove all such items from the Premises, then Landlord may remove or otherwise dispose of same at Tenant's sole cost and expense, including, without limitation, the cost of restoring the Premises to its original condition.

SECTION 6.6 LIENS

Tenant shall not suffer or permit to remain upon all or any part of the Premises, the Building or the Property or Tenant's interest in this Lease, any lien for work performed or materials supplied to or for Tenant or to or for the Premises, the Building or the Property, or any other lien or encumbrance thereon arising by reason of Tenant's use and occupancy thereof. In addition to being in default under the Lease, Tenant, at its sole cost and expense, shall cause any such lien or encumbrance to be removed and satisfied of record within thirty (30) days after notice of the filing thereof. In the event such lien cannot be released and removed through appropriate proceedings within such thirty (30) day period, Tenant shall cause such lien to be bonded or insured over by a reputable title insurer or surety reasonably satisfactory to Landlord, or provide Landlord with a letter of credit, certificate of deposit or other comparable security in the amount of one hundred percent (100%) of the amount of such lien. Tenant thereinafter shall be entitled to contest such lien or encumbrance as long as Tenant shall contest such lien or encumbrance diligently by appropriate proceedings (provided such contest shall not cause any sale, foreclosure or forfeiture of the Premises, the Building or the Property by reason of such nonpayment) and cause the same to be removed or discharged prior to entry of any order foreclosing the same. In the event that any such lien or encumbrance is not so released and removed, bonded over or secured or insured against, or in the event Tenant shall fail to contest such lien or encumbrance as herein required, Landlord may, upon at least five (5) days' notice to Tenant, take all action necessary to release and remove such lien or encumbrance and avail itself of any security provided by Tenant (without any duty to investigate the validity thereof), and Tenant shall within five (5) days of Landlord's demand, pay to Landlord, as Additional Rent, all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Landlord in connection with the release and removal of such lien or encumbrance.

ARTICLE VII LIABILITY, INSURANCE AND INDEMNITY

SECTION 7.1 LIABILITY AND INSURANCE

To the fullest extent permitted by law, the Tenant shall indemnify and hold harmless the Landlord, its agents and employees from and against all claims, damages, losses and expenses including, but not limited to, attorneys' fees arising out of or resulting from Tenant's use and occupancy of the Premises; provided that any such claim, damage, loss or expense is (i) attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property including the loss of use resulting therefrom and (ii) caused in whole or in part by any negligent act or omission of the Tenant, anyone directly or indirectly employed by Tenant or anyone for whose acts the Tenant may be liable, regardless of whether or not it is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge or otherwise reduce any other right or obligation of indemnity that would otherwise exist as to any party or person described in this Section. Tenant further covenants and agrees that at all times during the Term, or any renewals or extensions of the Term, it shall, at its sole cost and expense, maintain in full force and effect insurance for the Premises of the types and in the amounts described below:

(a)           Commercial General Liability Insurance (CGL), Business Auto Insurance and, if necessary, Commercial Umbrella Liability Insurance, with a limit of not less than $2,000,000 general aggregate and with a limit of not less than $1,000,000 each occurrence. If such CGL insurance contains a general aggregate limit, it shall apply separately to this location. Alternatively, if the General Aggregate does not apply separately to this location, a general aggregate limit of not less than $5,000,000 shall be acceptable. The CGL insurance shall be written on ISO occurrence form CG 00 0112 04 (or a substitute form providing equivalent coverage) and shall cover liability arising from premises, operations, independent contractors, products-completed operations, personal injury and advertising injury, liability assumed under an insured contract, if such coverage is commercially reasonably available. Landlord, Landlord's managing agent, Landlord's mortgagee(s) shall be included as an insured under the CGL, as their interests may appear, using ISO additional insured endorsement CG 20 11 or a substitute providing equivalent coverage, and under the Commercial Umbrella, if any. This coverage shall apply as primary insurance with respect to any other insurance or self-insurance programs afforded to Tenant. There shall be no endorsement or modification of the CGL to make it excess over other available insurance; alternatively, if the CGL states that it is excess or pro rata, the policy shall be endorsed to be primary with respect to the additional insured. There shall be no endorsement or modification of the CGL limiting the scope of coverage for liability arising from pollution.

(b)           Commercial Property Insurance on Tenant's trade fixtures, merchandise, equipment, improvements and all other personal property located in or comprising a part of the Premises and either belonging to Tenant or in the care, custody and control of Tenant. The Commercial Property Insurance shall, at a minimum, cover the perils insured under the ISO special causes of loss form (CP 10 30), and shall cover the replacement cost of the property insured.

(c)           Tenant's Contractor's Insurance. Tenant shall require any contractor or subcontractor of Tenant performing work on the Premises to carry and maintain, at no cost or expense to Landlord:

(i)           Commercial General Liability Insurance, including contractor's liability coverage, completed operations coverage, and contractor's protective liability coverage with a limit of not less than $1,000,000 each occurrence, and

(ii)           Workers Compensation Insurance or similar insurance in form and amounts required by law. Tenant shall also obtain Employers Liability Insurance with limits not less than $1,000,000 each accident for bodily injury by accident or $1,000,000 each employee for bodily injury by disease. Landlord, Landlord's managing agent, Landlord's mortgagee(s) and such other person or entity as shall be required by Landlord shall be included as an additional insured under the insurance set forth in subparagraph (c) (i).

(d)           Pollution Legal Liability Insurance (PLL) with a limit of not less than $1,000,000 per loss, with an annual aggregate of not less than $1,000,000. The PLL insurance shall be applicable to bodily injury; property damage, including, without limitation, loss of use of damaged property or of property that has not been physically injured or destroyed; cleanup costs; and defense, including, without limitation, costs and expenses incurred in the investigation, defense or settlement of claims; all in connection with any loss arising from the insured facility. Coverage shall apply to sudden and non-sudden pollution conditions resulting from the escape or release of smoke, vapors, fumes, or Hazardous Materials. If coverage is written on a claims-made basis, Tenant warrants that any retroactive date applicable to coverage under the policy precedes the effective date of this Lease; and that continuous coverage will be maintained or an extended discovery period will be exercised for a period of five (5) years beginning from the time that the Lease expires or earlier terminates. Landlord, Landlord's managing agent, Landlord's mortgagee(s) and such other person or entity as shall be required by Landlord shall be included as an additional insured under the PLL.

(e)           Tenant's insurance will be written by companies having an A.M. Best rating of A - VII or better and having authority to do business in the State of Ohio.

(f)           Prior to taking occupancy, Tenant shall furnish Landlord with a certificate(s) of insurance, executed by a duly authorized representative of each insurer, showing compliance with the insurance requirements set forth above. All certificates shall provide thirty (30) days written notice to Landlord prior to cancellation or material change of any insurance referred to therein. Failure of Landlord to demand such certificate or other evidence of full compliance with these insurance requirements or failure of Landlord to identify a deficiency from evidence that is provided shall not be construed as a waiver of Tenant's obligation to maintain such insurance. Failure to maintain the required insurance may result in termination of this Lease at Landlord's option.

(g)           Tenant shall provide certified copies of all insurance policies required above within thirty (30) days of Landlord's written request for said copies. By requiring insurance herein, Landlord does not represent that coverage and limits will necessarily be adequate to protect Tenant and such coverage and limits shall not be deemed as a limitation on Tenant's liability under the indemnities granted to Landlord in this Lease.

SECTION 7.2 WAIVER OF SUBROGATION

Landlord and Tenant hereby waive all causes of action and rights of recovery which either has or may have or which may hereinafter arise, and on behalf of any person or entity claiming through or under them by way of subrogation or otherwise, for any loss or damage to the Building, or any portion thereof, property or operations therein, by reason of any peril insured against by their respective Commercial Property Insurance policies, regardless of cause or origin, including, without limitation, any act of negligence by either party, but only to the extent of any recovery under such policy then in effect, and only if such waiver shall not invalidate or impair the coverage on any such policy of insurance. Each party to this Lease shall give to its respective Commercial Property Insurance company notice of the terms of the mutual releases contained in this Section 7.2 and have such policies endorsed, if necessary, to prevent the invalidation of such insurance by reason of the provisions of this Section 7.2. Landlord and Tenant hereby agree to indemnify the other against any loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such waiver.

SECTION 7.3 LOSS OR DAMAGE TO PROPERTY

Tenant hereby agrees that all personal property of every kind or description which may at any time be kept in or about the Premises including, without limitation trade fixtures, merchandise, equipment, improvements and motor vehicles, shall be there at the sole risk of Tenant, or at the risk of those claiming under Tenant, and Landlord shall not be liable for the care, safety or theft of said property, nor for any damage or injury thereto. In addition, Landlord shall have no liability for any damage to said property or loss suffered by Tenant arising directly or indirectly from the bursting, overflowing or leaking of water, sewer or steam drains or pipes, heating and plumbing fixtures, and roof leaks; electrical wiring and equipment; heat or cold; gas or odors; any act of any other tenant or occupant of the Building; and any other manner whatsoever, but only to the extent not waived by the Waiver of Subrogation contained in Section 7.2 hereof.

SECTION 7.4 INDEMNITY

Tenant and its respective successors and assigns shall indemnify, defend and hold Landlord and Landlord's shareholders, partners, members, owners, affiliates, officers, directors, employees, agents and representatives (collectively "Landlord's Indemnitees") and the successors and assigns of Landlord and Landlord's Indemnitees harmless from and against any and all claims, demands, causes of action, actions, administrative proceedings (formal or informal), losses, costs, damages, expenses (including, without limitation, sums paid in settlement and reasonable fees for attorneys, consultants, experts and accountants [including, without limitation, any fees and expenses incurred in enforcing this indemnity]), injuries, judgments, liabilities, obligations, penalties, fines or claims of any other kind or nature (including, without limitation, all governmental claims and all third party claims), foreseen or unforeseen (including, without limitation, injury to or death of any person or damage to person or property in or about the Premises, the Building and/or their environs) which may be imposed upon, incurred by or asserted against Landlord or any one or more of Landlord's Indemnitees, to the extent the foregoing was directly or indirectly caused by, arose or resulted from, or was connected with: (a) any act or omission of Tenant or any Tenant Representative; (b) Tenant's use and occupancy of the Premises, the Building or the Property; (c) the conduct of Tenant's business; or (d) any default by Tenant in the performance of Tenant's obligations under this Lease.

ARTICLE VIII DAMAGE OR DESTRUCTION

SECTION 8.1 CASUALTY DAMAGE AND RESTORATION

If the Premises or the Building shall be destroyed or substantially damaged by any cause, so as to be unfit in whole or in part for occupancy by Tenant, then the following terms and conditions shall apply:

(a)            If, in Landlord's reasonable judgment, such destruction or damage could reasonably be repaired within one hundred twenty (120) days from the date of said destruction or damage, then Tenant shall not be entitled to surrender possession of the Premises, nor shall Tenant's liability to pay rent under this Lease cease, and Landlord shall repair the same with all reasonable speed and shall use all reasonable efforts to complete such repairs within one hundred-twenty (120) days from the date of said destruction or damage. If, during such period, Tenant shall be unable to use all or any portion of the Premises, a proportionate allowance, as reasonably determined by Landlord, shall be credited to Tenant against the Rent due from Tenant based upon the time during which and the portion of the Premises that is not usable.

(b)            If, in Landlord's reasonable judgment, such destruction or damage cannot reasonably be repaired within one hundred twenty (120) days from the date of said destruction or damage, Landlord shall notify Tenant within thirty (30) days after the date of such destruction or damage whether or not Landlord will repair or rebuild. If Landlord elects not to repair or rebuild, this Lease shall be terminated as of the date of such damage or destruction. If Landlord shall elect to repair or rebuild, Landlord shall specify the time within which such repairs or reconstruction will be completed, and Tenant shall have the option, within thirty (30) days after the receipt of such notice, to elect either to terminate this Lease or to extend the Term by a period of time equal to the time period from the date of such destruction or damage until the date the Premises or the Building, as the case may be, are substantially restored to their former condition. In the event Tenant elects to extend the Term, Landlord shall restore the Premises or the Building, as the case may be, to their former condition within the time specified in the notice, subject to Force Majeure (as hereinafter defined). If, during such period, Tenant shall be unable to use all or any portion of the Premises, a proportionate allowance as reasonably determined by Landlord, shall be credited to Tenant against the Rent due from Tenant, based upon the time during which and the portion of the Premises that is not usable.

(c)            In addition to all rights to terminate this Lease set forth in the two (2) preceding paragraphs, if the Premises or the Building are destroyed or damaged during the last eighteen (18) months of the Term or any extension thereof and the cost to repair or replace the damage or destruction shall exceed fifty percent (50%) of the value of the Premises or the Building, as the case may be, immediately prior to the damage or destruction, then Landlord shall have the right to terminate this Lease as of the date of such damage or destruction by giving notice thereof to Tenant within thirty (30) days after the date of said damage or destruction, in which event the Lease shall terminate as of the date of the damage or destruction.

(d)            Notwithstanding anything contained to the contrary in this Section, Landlord may terminate this Lease in the event that following any such damage or destruction, Landlord's mortgagee requires Landlord to make advance payments upon or full payment of the outstanding mortgage balance.

(e)            No damages, compensation or claim shall be payable to Tenant for any inconvenience or loss of business or profit or annoyance of Tenant arising from any repair, rebuilding or restoration of the Premises or the Building, except for the Rent abatement specifically set forth in subparagraph (a) and (b) above.

(f)            Notwithstanding anything to the contrary, if the damage is due to the fault or neglect of Tenant or any one or more of Tenant's Representatives, then there shall be no apportionment or abatement of the Rent pursuant to subparagraphs (a) and (b) above, and to the extent that Landlord is not reimbursed by insurance proceeds with respect to the repairs or replacements, within five (5) days of demand by Landlord, Tenant shall pay Landlord, as Additional Rent, the difference.

ARTICLE IX DEFAULTS: REMEDIES

SECTION 9.1 DEFAULTS

The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

(a)            Failure by Tenant to pay any Base Rent or Additional Rent payable by Tenant hereunder, as and when due, and such failure shall continue for a period of five (5) business days after written notice thereof by Landlord to Tenant or the storage by Tenant of pallets or other materials outside the Premises in violation of local governmental regulations and the failure to remove said pallets or other materials within five (5) business days of receipt of written notice from Landlord; or

(b)            Failure by Tenant to observe or perform any of the terms or conditions of this Lease to be observed or performed by Tenant, other than the payment of Base Rent or Additional Rent (which is governed by subparagraph (a) above) or any violation of Environmental Law (which shall be governed by subparagraph (c) below) and such failure shall continue for a period of forty-five (45) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than forty-five (45) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant has commenced such cure within said forty-five (45) day period and thereinafter diligently pursues such cure to completion within a period of not more than forty-five (45) additional days; or

(c)            (i) The making by Tenant of any general assignment for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization under any bankruptcy, insolvency, receivership or other Laws relating to the readjustment of indebtedness generally; (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease; or (iv) the attachment, execution or other judicial seizure of all or a portion of Tenant's assets at the Premises or of Tenant's interest in this Lease; or (v) Tenant shall violate or fail to comply with any one or more of the Environmental Laws. For purposes of this subparagraph (c), "Tenant" shall include any parent company of Tenant; or

(d)            Tenant shall vacate or abandon the Premises. Tenant's failure to occupy the Premises for a period of thirty (30) consecutive days shall be deemed conclusive evidence of abandonment unless Tenant continues to pay rent; or
(e)            An assignment of this Lease or a subletting of all or any portion of the Premises without Landlord's prior written consent.

SECTION 9.2 REMEDIES

In the event of Tenant's default hereunder, Landlord, at Landlord's option, may terminate this Lease, or without terminating this Lease, may re-enter and re-take possession of the Premises by any means permitted under this Lease, at law, in equity or otherwise and in either event may dispossess Tenant therefrom and neither Tenant nor any person claiming under or through Tenant shall thereinafter be entitled to possession of the Premises. If Tenant fails to remove pallets or other materials stored outside the Premises within five (5) business days of receipt of written notice to remove the same, Landlord may remove said pallets or other materials from the Premises at Tenant's expense. If Landlord elects to terminate this Lease, or if this Lease is otherwise terminated pursuant to law by reason of any default on the part of Tenant, then Tenant shall pay to Landlord, as damages, and Landlord shall be entitled to recover, the then present value of the Rents reserved (including, without limitation, Base Rent and Additional Rent) hereunder for the entire remainder of the Term as if this Lease had not been terminated. No re-entry or re-taking of possession of the Premises by Landlord shall be deemed to be an election by Landlord to terminate this Lease, which election may be made only by written notice thereof given to Tenant. If Landlord elects to re-enter and re-take possession of the Premises without terminating this Lease, Tenant shall not be deemed released from its obligations to pay the Rents reserved (including, without limitation, Base Rent and Additional Rent), and other charges payable by Tenant hereunder and otherwise to perform the provisions of this Lease on Tenant's part to be performed hereunder, and all Rents reserved (including, without limitation, Base Rent and Additional Rent) for the entire remainder of the Term hereof shall, at Landlord's option, become immediately due and payable. In no event shall Landlord be required to postpone or delay any suit for such damages until the date when the Term would have expired, or until such Rents would have become payable, had not the within Lease been so terminated. If Landlord shall dispossess Tenant from the Premises as aforesaid, or if Tenant shall abandon or vacate the Premises, Landlord shall use commercially reasonable efforts, as set forth in Section 9.6 herein, to re-let all or any part of the Premises for such rents (including, without limitation, any reasonable rent concessions) and upon such other terms and conditions as Landlord, in Landlord's sole and absolute discretion, deems suitable and acceptable and for any use and purpose which Landlord deems appropriate. In the event of any such re-letting without the termination of this Lease, any rents received by Landlord for the Premises shall be applied first to the costs and expenses incurred by Landlord by reason of said repossession, re-taking and re-letting, including, without limitation, brokerage costs and reasonable attorneys' fees and the costs and expenses of any repairs or restoration or alterations of said Premises, and then to the amount of Rents and other charges payable by Tenant hereunder. The failure of Landlord to re-let or, if re-let, to collect the rent under such re-letting, shall not release or affect Tenant's liability hereunder for all such Rents, charges, costs and expenses.

SECTION 9.3 REPEATED DEFAULT

Notwithstanding anything to the contrary set forth in this Lease, if Tenant shall be in default in the timely payment of any Rent due Landlord pursuant to this Lease, and if any such default, after written notice as set forth above in Section 9.1 (a) shall occur two (2) times in any period of twelve (12) consecutive months, then, notwithstanding that such default shall have been cured within the period after such notice, any further default within said twelve (12) month period shall be deemed to be a Repeated Default. In the event of a Repeated Default, Tenant shall not have the right to cure same and Landlord, without giving Tenant any further notice and without affording Tenant any opportunity to cure such default, may exercise any rights or remedies available to Landlord pursuant to Section 9.2 hereof, including, without limitation, the right to terminate this Lease or to require Tenant to increase its security deposit to an amount satisfactory to Landlord, in Landlord's sole and absolute discretion.

SECTION 9.4 REMEDIES CUMULATIVE

No right or remedy conferred upon Landlord is considered exclusive of any other right or remedy, but shall be in addition to every other right or remedy available to Landlord under this Lease, at law, in equity or otherwise. Any right or remedy of Landlord may be exercised from time to time, as often as the occasion may arise. The exercise of any of the rights or remedies of Landlord shall not prevent the concurrent or subsequent exercise of any other right or remedy. The granting of any right, remedy, option or election to Landlord under this Lease shall not impose any obligation on Landlord to exercise the right, remedy, option or election.

SECTION 9.5 RENT DEMAND/ACCORD AND SATISFACTION

(a)            No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction. Landlord may accept such check or payment, including without limitation any partial payment or payments, without prejudice to Landlord's right to recover the balance of such Rent, or pursue any other right or remedy provided for in this Lease or available at law, in equity or otherwise, to collect the balance of such Rent.

(b)            After the service of any notice or commencement of any suit or final judgment therein, Landlord may receive and collect any Rent due and such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgment.

SECTION 9.6 MITIGATION OF DAMAGES

In the event of Tenant's default, the parties hereby agree and stipulate that once Tenant has completely vacated the Premises and relinquished possession and control thereof to Landlord, Landlord's efforts to mitigate its damages pursuant to Section 9.2, need not exceed the following: (a) include availability of space in regular broker informational mailings; (b) contact adjoining tenants, if any; and (c) place appropriate signage on the Property advertising availability of space.

ARTICLE X ASSIGNMENT AND SUBLETTING

SECTION 10.1 ASSIGNMENT AND SUBLETTING

Tenant hereby agrees not to voluntarily or by operation of law (i) assign this Lease, or any interest therein; (ii) sublet the Premises, or any part thereof; (iii) permit the use or occupancy of the Premises or any part thereof by any person or entity other than Tenant; or (iv) permit any change to be made to the controlling interest in the entity which is Tenant; without first obtaining the written consent of Landlord, which consent may not be unreasonably withheld. Any such assignment, subletting, use, occupancy or change by Tenant without Landlord's prior written consent shall be void and shall constitute a default under this Lease. If Landlord consents to an assignment or subletting, Tenant shall nevertheless remain fully and primarily responsible and liable for the payment of Rent and the performance of all of Tenant's obligations under this Lease; provided, however, that in the event of a default under this Lease, Landlord may, at its option, collect Rent directly from the assignee or subtenant and such action shall not be construed as a novation or release of Tenant, nor shall the acceptance of Rent by Landlord or performance of any other obligation under this Lease from or by any person other than Tenant be deemed to be a waiver by Landlord of any provision of this Lease nor shall it be deemed to be a consent to an assignment of this Lease or the subletting of all or a portion of the Premises. In the event of consent by Landlord to an assignment or subletting, Tenant shall deliver to Landlord a duplicate original of the assignment by Tenant and assumption by Tenant's assignee of Tenant's obligations under this Lease, or a duplicate original of the sublease, as the case may be. In the event Landlord consents to any assignment or subletting by Tenant, any option to renew this Lease or right to extend the Term or any right of first refusal to which Tenant may be entitled shall automatically terminate unless otherwise agreed to in writing by Landlord. If any sublease or assignment involves base rent or additional rent which exceeds the Base Rent or Additional Rent payable hereunder, such excess rent shall be paid to Landlord when received by Tenant as Additional Rent hereunder. It shall be a condition to any consent byLandlord that Tenant shall reimburse Landlord within five (5) days of Landlord's demand for any and all costs and expenses, including, without limitation, reasonable attorney fees for the review and preparation of documents, which may be incurred by Landlord in connection with any request for consent to an assignment, subletting or change to the controlling interest in the business entity which is Tenant, whether or not such consent is granted. Tenant further agrees that a minimum fee of Two Hundred Fifty and 00/100 Dollars ($250.00) shall be payable to Landlord for each and every request for such consent, which fee shall be paid simultaneously with such request.

ARTICLE XI NOTICE AND PLACE OF PAYMENT

SECTION 11.1 NOTICES

Any notice or demand which is or may be required by this Lease or by any applicable Laws shall be given in writing addressed to the party to whom it is directed and shall be deemed to have been given if delivered in person or mailed by Registered or Certified Mail, postage prepaid, return receipt requested, or sent via facsimile transmission to the party who is entitled to receive such notice at the address specified in Section 7 of Exhibit A, or at such other address as either party may hereinafter designate by written notice to the other. Notice given by facsimile will be deemed to be received only upon the sender's receipt of a transmission report, generated by the sender's facsimile machine, which confirms that the facsimile was successfully transmitted in its entirety. If Landlord's or Tenant's telephone number where facsimile transmissions may be received shall change from the telephone number listed in Section 7 of Exhibit A, it shall notify the other party of the new telephone number within three (3) days of the change.

SECTION 11.2 PLACE OF PAYMENT

All Rent and other payments required to be made by Tenant to Landlord shall be delivered or mailed to Landlord's property manager at the address specified in Section 7 (e) of Exhibit A or any other address Landlord may specify from time to time by written notice given to Tenant.

ARTICLE XII SUBORDINATION. ATTORNMENT AND ESTOPPEL

SECTION 12.1 SUBORDINATION

Landlord shall have the right, at any time, and from time to time, to mortgage the Premises, the Building or the Property and this Lease and Tenant's interest hereunder shall be subject and subordinate, in all respects, to any and all such mortgage(s) which may now or hereinafter affect the Premises, the Building or the Property. The foregoing shall be self-operative and no further instruments shall be necessary. Tenant shall, and hereby agrees to, at no charge to Landlord, execute and deliver, within ten (10) days after written request from Landlord, or any such mortgagee, any instrument or release so requested by Landlord, or any such mortgagee, subordinating the within Lease in favor of any such mortgage(s) or any renewals, extensions, modifications or replacements thereof. If Tenant shall fail or neglect to execute, acknowledge and deliver any such instrument or release, Landlord may, as attorney-in-fact of Tenant, execute, acknowledge and deliver the same and Tenant hereby irrevocably nominates and appoints Landlord as Tenant's proper and legal attorney-in-fact for such purpose. Tenant's failure to execute, acknowledge and deliver such instrument or release within the ten (10) day period shall be considered a monetary default under Section 9.1 (a) of this Lease. In addition, Landlord may assign this Lease, or the Rents reserved hereunder, or both, in Landlord's sole and absolute discretion, as additional security for any such mortgage or otherwise.

SECTION 12.2 ATTORNMENT

Should any party acquire title to the Premises, the Building or the Property pursuant to the exercise of any rights conferred by any mortgage(s) or security interest(s), this Lease shall not be terminated or affected due to a foreclosure or sale, or similar proceedings, rather any such party shall be vested with the rights and obligations conferred upon Landlord pursuant to this Lease. Tenant hereby agrees to attorn to any such mortgagee, owner or other person or entity as its new landlord, and this Lease shall continue in full force and effect as a direct lease between Tenant and any new landlord, or such other person or entity, upon all terms, conditions, covenants and obligations in this Lease.

SECTION 12.3 ESTOPPEL CERTIFICATE

At any time, and from time to time, upon request of Landlord, Tenant agrees to execute and deliver to Landlord within ten (10) days after request, a statement in writing certifying to any party specified by Landlord (including, without limitation, any holder or prospective holder of any mortgage on the Premises, the Building or the Property or any purchaser or prospective purchaser of the Premises, the Building or the Property or any interest therein): (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description thereof), (ii) the date to which Rent has been paid, (iii) that Landlord is not in default under any provision of this Lease (or if in default, the nature thereof in detail), and (iv) such other matters that Landlord may reasonably request. If Tenant shall fail or neglect to execute and deliver any such certificate, Landlord may, as attorney-in-fact of Tenant, execute, acknowledge and deliver such certificate on behalf of Tenant and Tenant hereby irrevocably nominates and appoints Landlord as Tenant's proper and legal attorney-in-fact for such purpose. Tenant's failure to execute, acknowledge and deliver such certificate within the ten (10) day period shall be considered a monetary default under Section 9.1 (a) of this Lease.

ARTICLE XIII SIGNAGE

SECTION 13.1 SIGNAGE

Tenant may erect, at its sole cost and expense, an appropriate sign advertising Tenant's business on the portions of the Premises designated by Landlord for the placement of Tenant's signs. The size, number, design and location of all signs shall require Landlord's written approval prior to installation. Tenant shall ensure that all signs shall comply with all Laws and all necessary permits or licenses shall be obtained by Tenant. Tenant shall maintain all signs in good condition and repair at all times. Upon vacating the Premises, Tenant shall, at its sole cost and expense, remove all signs and repair all damages caused by such installation and removal. No signs shall be painted on the exterior of the Building. The use of portable or freestanding signs is strictly prohibited.

ARTICLE XIV FINANCING AND FINANCIAL STATEMENTS

SECTION 14.1 LANDLORD FINANCING

Landlord shall have the right, at any time and from time to time, to obtain financing secured in whole or in part by its interest in the Premises, the Building or the Property or under this Lease, and in connection therewith to mortgageor otherwise collaterally transfer its interest in the Premises, the Building or the Property or collaterally assign its interest under this Lease. With respect to any financing by Landlord, Tenant shall, within ten (10) days of Landlord's request therefor, execute, acknowledge and deliver to Landlord such amendments or modifications of this Lease as may be reasonably requested by the holder of the indebtedness created or to be created, but in no event shall any such amendment or modification materially and adversely affect or alter the rights and obligations of Tenant under this Lease. Tenant's failure to comply with this Section shall be considered a monetary default under Section 9.1 (a) of this Lease.

SECTION 14.2 ANNUAL FINANCIAL STATEMENTS

Tenant shall furnish to Landlord annually, within ninety (90) days after the end of each fiscal year of Tenant, copies of its most recent financial statements, in reasonable detail, and Landlord may deliver any such financial statements to any existing or prospective mortgagee, assignee or purchaser of the Premises and/or the Building. Such f i nancial statements shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified to by Tenant. In addition, Tenant hereby agrees to cooperate with Landlord's existing or potential mortgagees and/or assignees and to comply with reasonable requests for financial information. Tenant's failure to comply with this Section shall be considered a monetary default under Section 9.1 (a) of this Lease.

ARTICLE XV RELOCATION

SECTION 15.1 RELOCATION

Intentionally omitted.

ARTICLE XVI WAIVERS

SECTION 16.1 NO WAIVER BY LANDLORD

The rights, remedies, options or elections of Landlord in this Lease are cumulative. No waiver of any of the terms, covenants, provisions, conditions, rules and regulations required by this Lease, and no waiver of any legal or equitable right, relief or remedy shall be implied by the failure of Landlord to assert any rights, or to declare any forfeiture, or for any other reason at the time or in the future. No waiver of any of said terms, covenants, provisions, conditions, rules and regulations shall be valid unless it shall be in writing signed by Landlord. No waiver by Landlord or forgiveness of performance by Landlord with respect to Tenant may be claimed or pleaded by Tenant to excuse a subsequent failure of performance of any of the terms, covenants, provisions, conditions, rules and regulations of this Lease.

SECTION 16.2 WAIVER OF JURY

Landlord and Tenant agree, that to the extent permitted by the Laws and by applicable policies of insurance, each shall and hereby does waive trial by jury in any action, proceeding or counterclaim brought by either against the other or on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Premises and/or any claim of injury or damage.

ARTICLE XVII EMINENT DOMAIN/CONDEMNATION

SECTION 17.1 EMINENT DOMAIN/CONDEMNATION

In the event that the Premises, the Building or the Property or any part thereof shall at any time after the execution of this Lease be taken for public or quasi public use or condemned under eminent domain or conveyed under threat of such a taking or condemnation (the "Condemnation"), Tenant shall not be entitled to claim, or have paid to Tenant, any compensation or damages whatsoever for or on account of any loss, injury, damage, taking or conveyance of any right, interest or estate of Tenant, and Tenant hereby relinquishes and hereby assigns to Landlord any rights to any such compensation or damages. Landlord shall be entitled to claim and have paid to it for the use and benefit of Landlord all compensation and damages for and on account of any right, title, interest or estate of Tenant in or to said Premises, the Building or the Property. Tenant upon request of Landlord will execute any and all releases, transfers or other documents as shall be required by such public or quasi-public authority to effect and give further evidence and assurances of the foregoing. Notwithstanding the above, Tenant shall have the right to make a claim against the condemning authority, but not against Landlord, on account of interruption of Tenant's business, moving and relocation expenses and for depreciation to and removal of Tenant's trade fixtures, provided that such claim shall not reduce the amount of such claim by Landlord. If such Condemnation affects all or substantially all of the Premises, the Building or the Property, this Lease shall be terminated as of the date of such Condemnation. If such Condemnation does not affect all or substantially all of the Premises, the Building or the Property, this Lease shall not be terminated, but the Base Rent shall be reduced by a sum which represents the amount of rentable square feet taken through any condemnation proceeding multiplied by the appropriate rental rate for that square footage. Notwithstanding anything contained to the contrary in this Section, Landlord may terminate this Lease in the event that following any such Condemnation, Landlord's mortgagee requires Landlord to make advance payments upon or full payment of the outstanding mortgage balance.

ARTICLE XVIII MISCELLANEOUS

SECTION 18.1 ENTIRE AGREEMENT/EXHIBITS

This Lease, including all exhibits, riders and addenda which are attached hereto and which are hereby incorporated herein by reference in their entirety, constitute the entire agreement between the parties; it supersedes all previous understandings and agreements between the parties, if any, and no oral or implied representation or understandings shall vary its terms; and it may not be amended, modified, renewed or extended except by a written instrument executed by both parties hereto.

SECTION 18.2 MEMORANDUM OF LEASE

This Lease shall not be recorded, but, if requested by either party, a Memorandum of Lease, setting forth a description of the Premises, the Term and any renewal rights hereof, and such other provisions hereof as may be required or appropriate for such purposes, excluding any reference to the rent payable hereunder may be recorded. The cost of preparation and recording shall be borne by the party requesting same. In addition, if requested by Landlord, Tenant shall execute a Discharge of the Memorandum of Lease, which will be held in escrow upon terms mutually acceptable to the parties. Notwithstanding the foregoing, Tenant shall provide Landlord with an executed and recorded Discharge of the Memorandum of Lease upon the expiration or earlier termination of this Lease. If Tenant fails to provide Landlord with an executed and recorded Discharge of the Memorandum of Lease upon the expiration or earlier termination of this Lease, Tenant authorizes Landlord to Discharge the Memorandum of Lease at Tenant's cost, which shall include, but not be limited to, any attorneys' fees incurred to prepare and file the Discharge of the Memorandum of Lease.

SECTION 18.3 SUCCESSORS AND ASSIGNS

This Lease and the respective rights and obligations of the parties hereto shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto; provided, however, that an assignment, sublease or transfer of an interest in the Premises or in Tenant by Tenant in violation of the provisions of this Lease shall not vest any right, title or interest in the assigns.

SECTION 18.4 SEVERABILITY OF INVALID PROVISIONS

If any provision of this Lease shall be held to be invalid, void or unenforceable by a court of competent jurisdiction, the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

SECTION 18.5 CHOICE OF LAW

This Lease is governed by and shall be construed and enforced in accordance with the laws of the State of Ohio. The parties hereto agree that neither of them shall commence any action whatsoever, at law, in equity or otherwise, for any matter or assert any claims relating to or arising from this Lease or the relationship of the parties, in any court other than those located in the County of Cuyahoga, State of Ohio. The parties hereto hereby consent to the jurisdiction of the state and federal courts located in Cuyahoga County, State of Ohio, for the litigation of any claims that exist or arise between them now or in the future. The parties hereby stipulate that venue, as well as jurisdiction, is proper only in Cuyahoga County, State of Ohio. Notwithstanding the foregoing, any action in forcible entry and detainer shall be filed in the Court having jurisdiction where the Premises are located.

SECTION 18.6 DUPLICATES

This Lease may be executed in several duplicates, all of which shall be deemed to be but one (1) original Lease.

SECTION 18.7 BROKERS/LEASING FEES

Tenant represents and warrants to Landlord that no broker procured, negotiated or was instrumental in procuring, negotiating or consummating this Lease except as set forth in Section 8 of Exhibit A, and Tenant further represents and warrants to Landlord that unless otherwise agreed between Landlord and the broker(s) aforesaid prior to the date hereof, Landlord shall not be liable to any broker or other party for any commission or fee or other compensation in respect of the renewal of this Lease or extension of the Term. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, demands, causes of action, actions, losses, costs, damages, expenses, liabilities and obligations, that may be based upon or alleged to be based upon any broker's or other party's commission or fee or other compensation in respect of this Lease, other than aforesaid, arising out of or alleged to arise out of any act or omission of Tenant or any one or more of Tenant's Representatives.

SECTION 18.8 GUARANTEE

Intentionally omitted.

SECTION 18.9 AUTHORITY OF TENANT

Tenant is a corporation. Each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with the governing documents of said corporation, and that this Lease is binding upon said corporation and that the corporation is authorized to do business in the State of Ohio.

SECTION 18.10 CERTAIN WORDS, GENDER AND HEADINGS

As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership, limited liability company or other entity; the plural shall be substituted for the singular and the singular for the plural, where appropriate; and words of any gender shall include any other gender. The topical headings of the several articles, sections and paragraphs of this Lease and the Table of Contents of this Lease are inserted only as a matter of convenience and reference, and do not affect, define, limit or describe the scope or intent of this Lease.

SECTION 18.11 LANDLORD LIABILITY

It is expressly understood and agreed by Tenant that nothing contained in this Lease shall be construed as creating any recourse against Landlord or its shareholders, partners, members, owners, affiliates, officers, directors, employees, agents and representatives and their respective heirs, executors, administrators, successors and assigns, personally, for any breach by Landlord of any term, covenant, representation, agreement or condition, either expressed or implied, contained in this Lease, and that so far as Landlord personally is concerned, Tenant and every person now or hereinafter claiming any right under this Lease shall look solely to Landlord's interest in the Building for the payment or other satisfaction thereof in the manner provided in this Lease, but subject to the foregoing, this shall not be construed in any way so as to affect or impair the legal enforceability of this Lease. Landlord shall not be liable for any consequential damages such as business interruption, moving expenses, loss of business or the like.

SECTION 18.12 ATTORNEYS' FEES

If either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations of this Lease, the defaulting party shall reimburse the non-defaulting party for all reasonable attorneys' fees and expenses incurred by the non-defaulting party in securing compliance with the Lease, terminating the Lease and/or recovering damages as additional rent, within five (5) days of the non-defaulting party's demand, regardless of whether a court proceeding is commenced to enforce obligations. The parties agree that reasonable attorneys' fees shall be an amount equal to that actually incurred by the non-defaulting party, or if such attorney fees were on a contingency fee basis, then the amount retained by the non-defaulting party's attorney as the fee plus costs and expenses.

SECTION 18.13 FORCE MAJEURE

In the event that Landlord shall be delayed or hindered in or prevented from doing or performing any act or thing required hereunder by reason of strike, lockout or labor troubles; casualties, Acts of God, earthquake, explosion or the elements; inability to procure or a general shortage of labor, supplies, materials, transportation, equipment or energy; Laws or Environmental Laws; civil unrest, riots, insurrection, terrorism or war; or other causes beyond the reasonable control of Landlord, then Landlord shall not be liable or responsible for any such delays and the doing or performing of such act or thing shall be excused for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

SECTION 18.14 EXHIBITING THE PREMISES

During the last six (6) months of the Term, or any extension thereof or while Tenant is in default of any of its obligations under this Lease, Landlord may enter the Premises for the purpose of exhibiting said Premises to prospective tenants (or at any time during the Term or any extension thereof, Landlord may enter the Premises for the purpose of exhibiting said Premises to prospective purchasers) and putting up the usual "For Rent" and "For Sale" notices, which shall not be removed, obliterated or hidden by Tenant.

SECTION 18.15 EXAMINATION OF LEASE

The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and shall vest no right in either party. This Lease becomes effective as a Lease only upon execution and delivery thereof by both parties hereto.

SECTION 18.16 NET LEASE

It is the intention of the parties that this Lease is a "net" Lease and that Landlord shall receive the Base Rent, Additional Rent and other sums required of Tenant under the Lease.

SECTION 18.17 SURVIVAL OF OBLIGATIONS

Any obligation (including, without limitation, those in Section 7.4 of this Lease) which shall have arisen from the conduct of the parties pursuant to the Agreement prior to any expiration or earlier termination of the Agreement shall survive the expiration or earlier termination of the Agreement and shall remain in full force and effect indefinitely until discharged, satisfied or waived.

SECTION 18.18 NO PRESUMPTION AGAINST DRAFTER

Landlord and Tenant understand, agree and acknowledge that this Lease has been freely negotiated by both parties and that, in any controversy, dispute, or contest over the meaning, interpretation, validity or enforceability of this Lease or any of its terms or conditions, there shall be no inference, presumption or conclusion drawn whatsoever against either party by virtue of that party having drafted this Lease or any portion thereof. In addition, unless otherwise specified in this Lease, the words "include" and "including" and words of similar import shall be deemed to be followed by the words "without limitation" and the word "or" shall be deemed to be "and/or".

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

LANDLORD AND TENANT HAVE EXECUTED THIS LEASE AS OF August 11, 2008.

SBP LIMITED PARTNERSHIP
An Ohio limited Partnership

By:  Weston Inc., Agent
By:  /s/ Fred J. Capretta
Fred J. Capretta, Senior V.P.
"Landlord'

AFFYMETRIX INC.
a Delaware corporation

By  /s/ John Batty
John Batty, CFO
"Tenant"

STATE OF OHIO
                                                         SS
COUNTY OF CUYAHOGA

BEFORE ME, a Notary Public, in and for said county and state, personally appeared the above named Weston Inc., Agent for SBP LIMITED PARTNERSHIP, by Fred J. Capretta, its Sr. V.P., who acknowledged that he did sign the foregoing instrument and that the same is the free act and deed of said corporation and his free act and deed as such officer.

IN WITNESS WHEREOF, I have hereunder set my hand and official seat at Cleveland, Ohio, this 12th day of August, .2008.

/s/Deborah Betx Basil
NOTARY PUBLIC
[Notary Seal]

STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

On August 11, 2008, before me, Amy T. Monbourquette, Notary Public, personally appeared John Batty who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature  /s/ Amy T. Monbourquette
Signature of Notary Public
[Notary Seal]

EXHIBIT A

LEASE/TENANT DATA

1.             PARTIES:

(a)           Landlord:                  SBP Limited Partnership
                                                   an Ohio limited partnership

(b)           Tenant:                     Affymetrix, Inc.
           Delaware corporation
                                                   Federal ID# 77-0319159

(c)           Guarantor(s):            N/A

(d)           Property Manager: Weston Inc.
                                                  29300 Aurora Road, 2°d Fl
                                                  Solon, OH 44139

2.             PREMISES:

(a)           Building::                 Weston Commerce Center
                Address:                  26309 Miles Road, Warrensville Heights, OH 44128
                                                  Suite/Unit No.(s): 1, 2 and 3
                Floor(s):                   First

                                                                                                                                                      YES           NO
(b)           Leaseable Area of Premises                                                                Office           (x)              ( )
                                                                                                                                 Industrial     ( )              (x)
                14,982 square feet                                                                                Warehouse  (x)              (  )
                                                                                                                                Commercial   ( )              (x)
                                                                                                                                Outdoor        ( )              (x)

(c)           Tenant's Proportionate Share: 53%

3.             PERMITTED USE:           General office, lab and warehousing of lab supplies.

4.             TERM:                                Five (5) years, six (6) months.

COMMENCEMENT DATE: The later of September 1, 2008 or the date on which Affymetrix obtains final approval from all appropriate boards, authorities, and commissions of committed state incentives, as set forth in the state's commitment of assistance to Affymetrix including, but not limited to, the Ohio Job Creation Tax Credit and the Rapid Outreach Grant.

EXPIRATION DATE:                                            Five (5) years, six (6) months after the Commencement Date

5.             BASE RENT:

(a)           Base Rent/Initial Term

PERIOD                                                                                          ANNUAL RENT                                          MONTHLY INSTALLMENT

Commencement Date through Month 6                                    $              -0-/Year                                         $            -0-/Month*

Month 7 through Month 18 1                                                     $ 52,437.00/Year                                           $ 4,369.75/Month

Month 19 through Month 30                                                      $ 53,935.20/Year                                           $ 4,494.60/Month

Month 31 through Month 42                                                      $ 54,684.00/Year                                           $ 4,557.00/Month

Month 43 through Month 66                                                      $ 55,432.08/Year                                           $ 4,619.34/Month

*Tenant understands that it will be responsible for all Utility Costs during the free rent period.

(b)           Utilities                                           Billing Method                                                                 Comments
               (x) Gas                                             (x) metered  ( ) sub metered  ( ) pro rata
               (x) Electric                                       (x) metered  ( ) sub metered  ( ) pro rata
               (x) Water & Sewer                         ( ) metered   ( ) sub metered (x) pro rata

(c)           Operating Costs: *

( ) Common Gas                          ( ) pro rata                (x) No
( ) Common Electric                    ( ) pro rata                (x) No
( ) Common Water                      ( ) pro rata                (x) No
( ) Common Janitorial                 ( ) pro rata                (x) No
( ) Security Service                     ( ) pro rata                (x) No
( ) Fire Alarm Service                 ( ) pro rata                (x) No
( ) Janitorial Service                    ( ) pro rata               (x) No
( ) Meter Reading Serv.             ( ) pro rata                  (x)  No
(x)  Grounds Maint.                    (x) pro rata                 ( ) No
(x) Parking Lot Maint.                (x) pro rata                 ( ) No
(x) Ext. Building Maint.              (x) pro rata                 ( ) No
(x) Real Estate Taxes                  (x) pro rata                 ( ) No
(x) Insurance                               (x) pro rata                 ( ) No
(x) Management Fees                (x) pro rata                 ( ) No
( ) Other                                        ( ) pro rata                 (x) No

*Operating Costs are estimated at $1.65 per square foot for the calendar year 2007 ($2,060.00/month). Increases in Operating Costs, excluding taxes and insurance, shall be capped at five percent (5%) per year on a roll forward basis.

(d) Snow Removal and Ground Maintenance to be performed by:

(x) Landlord
( ) Tenant

6.      SECURITY DEPOSIT:                                                 $ 4,369.75

7.      ADDRESS FOR NOTICES:

(a)           Landlord:

SBP Limited Partnership
29300 Aurora Road, 2nd Fl Solon, OH 44139
Attn: General Counsel

(b)           Copy to Management Office:

Weston Inc.
29300 Aurora Road, 2nd Fl
Solon, OH 44139
Attn: Property Manager
Fax No.: (440) 349 9001

(c)           Tenant:

Affymetrix, Inc.
26309 Miles Road, Unit 1
Warrensville Heights, OH 44128
Attn.: General Manager
Fax No.:

With a copy to:

General Counsel
Affymetrix, Inc.
3420 Central Expy
Santa Clara, CA 95051

And

Director Facilities and Real Estate Affymetrix, Inc.
3420 Central Expressway
Santa Clara, CA 95051

(d)           Billing Address:

Same as (c)

(e)           Remittance Address:

Weston Inc.
29300 Aurora Road, 2nd Fl Solon, OH 44139
Attn.: Accounts Receivable

8.      BROKER:

N/A

9.      TENANT'S INSURANCE: Please note that, pursuant to Section 7.1 (a) of this Lease, Tenant is required to maintain Commercial General Liability Insurance in an amount not less than Two Million Dollars ($2,000,000.00) and Property Damage Insurance in an amount not less than One Million Dollars (($1,000,000.00) per occurrence. Weston Inc., as agent for the Landlord, also must be named on the insurance certificate as an Additional Insured for the Premises at the address listed in Section 2 (a) of this Exhibit.

EXHIBIT B

LAYOUT OF PREMISES

[Building Diagram]

EXHIBIT C

IMPROVEMENTS TO BE COMPLETED

BY LANDLORD:

Remove:

a) Demising walls between Units 1-2 and 2-3
b) Existing offices and restrooms in Units 1, 2 and 3

BY TENANT:

Tenant shall be responsible for the build out of the interior space at its own cost and expense. Landlord and Tenant agree to negotiate in good faith a work letter for the improvements to be made by the Tenant.

EXHIBIT D

RIDER

1.           If Landlord determines that Tenant is using more than it's pro rata share of water in the Building, Landlord reserves the right to sub meter the water service to the space and Tenant agrees to pay to Landlord the amount shown on the monthly bill for sub metered water.

2.           Provided it is not in default of the Lease beyond any applicable grace period from the time of notice through and including the effective date of said notice, Tenant shall have two (2) options to renew this Lease for additional three (3) year Terms, at the fair market rental rate for comparable properties in the area, upon six (6) months advance written notice to Landlord; provided, however, the fair market rental rate shall be no less than the rate Tenant was paying at the end of the Original Term or the First Renewal Term and shall be the fair market rental rate in effect at the time of notice. The "Notice Date" shall be the date the Landlord actually receives the notice.

3.           Tenant understands that, upon vacating the Premises, it must restore the space to the condition in which it existed prior to demolition including, but not limited to, the reconstruction of three (3) suites with demising walls, demised utilities and separate HVAC systems in each suite, re-installation of a ladies' and a men's restroom in each suite and restoration of office area with an office to warehouse ratio of 25/75 for each suite or otherwise to the reasonable satisfaction of Landlord.

4.           The parties acknowledge that the terms and conditions of this Lease are subject to and, therefore, remain un-enforceable until Affymetrix obtains final approval from all appropriate boards, authorities, and commissions of committed state incentives, as set forth in the state's commitment of assistance to Affymetrix including, but not limited to, the Ohio Job Creation Tax Credit and the Rapid Outreach Grant. If Affymetrix does not obtain said approvals on or before October 31, 2008, Landlord may elect to rescind this Lease upon two (2) business days advance written notice unless Affymetrix notifies Landlord that it will proceed without said approvals.

EXHIBIT E

RULES AND REGULATIONS

(1)               OBSTRUCTIONS: The sidewalks, driveways, parking areas, entrances, vestibules, hallways, stairways, loading docks, and passages shall not be obstructed by Tenant or used for storage of materials or equipment (temporary or otherwise), display of merchandise, or any purpose other than unimpeded access to and from the Premises.

(2)               WINDOWS AND PROJECTIONS: Nothing shall be affixed to or projected beyond the outside of the Building by Tenant without the prior written consent of Landlord, including, without limitation, awnings and air conditioning units, and no curtains, blinds, shades or screens shall be used in connection with any window of the Premises without the prior written consent of Landlord.

(3)               ADVERTISING: Tenant shall not in any manner use the name of the Premises or the Building for any purpose other than that of the business address of Tenant, or use any picture or likeness of the Premises or the Building in any letterheads, envelopes, circulars, notices, advertisements, containers or similar items without Landlord's prior written consent. No advertisements, signs, banners, etc. shall be painted, exhibited or affixed on the outside of the Building without the prior written consent of Landlord. In the event of the violation of the foregoing, Landlord may remove same, without notice or liability to Tenant and at the sole cost and expense of Tenant.

(4)               BICYCLES AND ANIMALS: Unless expressly permitted by Landlord, no bicycle or other vehicle and no animals or birds shall be brought or permitted to be in the Premises or Building or any part thereof.

(5)               LOCKS: Unless expressly permitted by Landlord, no additional locks or similar devices shall be attached to any door or window and no keys other than those provided by Landlord shall be made for any door. If more than two keys for one lock are desired by Tenant, Landlord may provide the same upon payment by Tenant. Upon termination of this Lease or of Tenant's possession, Tenant shall surrender all keys of the Premises to Landlord and shall provide Landlord with the then current combination for any combination locks on safes, cabinets and vaults situated on the Premises.

(6)               NOISES AND OTHER NUISANCES: Tenant shall not make or permit any unnecessary or disturbing noises or allow loud music or odors that are objectionable to Landlord or to other tenants of the Building or the Property to emanate from the Building or the Premises, and shall not create or maintain a nuisance therein, and shall not disturb, solicit or canvass any occupant of the Building and shall not do any act tending to injure the reputation of the Property.

(7)               LEDGES AND WINDOWS: Tenant shall not place or permit to be placed any article of any kind on the window ledges or elsewhere on the exterior walls, and shall not throw or drop or permit to be thrown or dropped any article from any window of the Building.

(8)               COMMUNICATION EOUIPMENT: No electric wires, telephone lines, antennae, satellite dish, aerial wires or other electrical equipment or apparatus shall be installed inside or outside the Building without the prior written consent of Landlord, which consent Landlord shall have the right to withhold, in its sole and absolute discretion.

(9)               ENTRY TO BUILDING AND/OR PREMISES: Landlord shall retain the right to control and prevent access to or eject from the Building or the Premises all persons whose presence in the reasonable judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants or the Premises including, without limitation, any and all solicitors, canvassers or peddlers and persons conducting themselves in such manner as to constitute an annoyance to any of the tenants of the Building or the Property, provided, however, that nothing contained herein shall be construed to prevent access to persons with whom Tenant deals within the normal course of Tenant's business unless such persons are engaged in activities which are illegal, constitute a nuisance or otherwise violate this Lease.

(10)               LODGING: The Premises shall not be used for lodging or sleeping purposes.

(11)               ELECTRICAL EOUIPMENT: If Tenant desires signal, communication, alarm or other utility or similar service connections installed or changed, Tenant shall not install or change the same without the prior written consent of Landlord, and then only under Landlord's direction, at Tenant's sole cost and expense and otherwise in accordance with the terms of this Lease. Tenant shall not install in the Premises any equipment which requires more electric current than Landlord is required to provide under this Lease, without Landlord's prior consent, and Tenant shall ascertain from Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of electric wiring in the Building and the Premises and the needs of other tenants of the Building or the Property, and shall not in any event connect a greater load than such safe capacity.

(12)               REST ROOM USE: The toilet rooms, urinals, wash bowls and other such apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant who, or whose Tenant Representatives, shall have caused it.

(13)               USE OF CLOSETS: The janitorial closets, utility closets, telephone closets, broom closets, electrical closets, storage closets, and other such closets, rooms and areas shall be used only for the purposes and in the manner designated by Landlord, and may not be used by Tenant or Tenant's Representatives or other parties without Landlord's prior written consent.

(14)               SAFETY PROGRAMS: Tenant shall cooperate and comply with any reasonable safety or security programs, including, without limitation, fire drills and the appointment of "fire wardens" developed by Landlord for the Building.

(15)               DEFACEMENT: Tenant shall not drive nails or screws into the woodwork or walls, or paint, mark or in any way deface the Building or any part thereof. Any damage or injury resulting from a violation of this rule shall be remedied at the sole cost and expense of Tenant.

(16)               STORAGE OF MATERIALS: Tenant shall not stack or store materials, inventory, equipment, pallets and similar items inside the Premises or the Building in a manner which obstructs access to fire exit signs, fire exits, utility meters, unit heaters, gas and water lines and air conditioning equipment nor shall Tenant store such pallets or other materials outside the Premises or the Building except in compliance with local governmental regulations. If Landlord incurs any casualty loss as a result of Tenant's violation of this Paragraph, Tenant shall be liable to Landlord for the payment of Landlord's deductible.

(17)               PARKING: Except for short term loading and unloading, all vehicles are to be parked in areas designed for vehicle parking. Tenant shall not use the designated parking areas in any manner for storage of materials, parts, supplies, trailers, equipment, or machinery, without the prior written consent of Landlord in each instance, which Landlord shall have the right to grant or withhold in Landlord's sole and absolute discretion, nor shall Tenant use the parking areas in any manner which could obstruct or interfere with the rights and safety of other tenants of the Building or the Property or any other persons. Landlord reserves the right to designate or assign all parking, including, without limitation, the right to designate or assign parking spaces for the exclusive use by other tenants of the Building or the Property. Tenant shall not permit its employees to park in areas designated as "Visitor Parking".

(18)               SALES ON PREMISES: The Tenant shall not exhibit, sell or offer for sale on the Premises or in the Building any article or thing except those articles and things essentially connected with the stated use of the Premises by Tenant, without the prior written consent of Landlord which consent Landlord shall have the right to withhold, in its sole and absolute discretion.

(19)               WASTE MANAGEMENT: All rubbish, trash or debris generated by Tenant shall be contained within the Premises, in containers reasonably approved by Landlord, until removed from the Premises. No such waste material or refuse shall at any time be stored or kept outside the Premises without the prior consent of Landlord which consent Landlord shall have the right to withhold, in its sole and absolute discretion, and further provided (a) such storage complies with all applicable Laws, (b) all containers are kept covered at all times, and (c) such storage does not interfere with the access or use of the Premises by Landlord or other tenants of the Building or the Property. Tenant shall dispose of its own rubbish and not permit the accumulation thereof in and around the Premises, and, in the event Tenant fails to remove any accumulation of rubbish within three (3) days after notice to remove the same, Landlord shall have the right to remove same, in which event the cost and expense thereof shall be paid by Tenant to Landlord as Additional Rent within five (5) days of Landlord's demand.

(20)               HAND TRUCKS: Hand trucks may not be used in the Building or the Premises unless they are equipped with rubber tires and bumper guards.

(21)               VIOLATION OF RULES BY OTHER TENANTS. Landlord shall not be responsible to Tenant for the non-observance or violation of any of these Rules and Regulations by any other tenants of the Building or the Property, their agents, employees or invitees and nothing contained herein shall be construed to impose upon Landlord any duty or obligation to enforce the rules and regulations in any other Lease or upon any other tenant of the Building or the Property, or its agents, employees or invitees.

(22)               WAIVER. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants of the Building or the Property, but such waiver by Landlord shall not be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants of the Building or the Property, nor prevent Landlord from thereinafter enforcing any such Rules and Regulations against any or all of the tenants of the Building or the Property.

(23)               CONSTRUCTION OF RULES AND REGULATIONS: These rules and regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease by and between the parties hereto.